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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2010

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Alger Funds II

ANNUAL REPORT
October 31, 2010

Table of Contents

THE ALGER FUNDS II

Letter to Our Shareholders (Unaudited)	1

Fund Highlights (Unaudited)	12

Portfolio Summary (Unaudited)	17

Schedules of Investments	18

Statements of Assets and Liabilities	56

Statements of Operations	60

Statements of Changes in Net Assets	62

Statement of Cash Flows	65

Financial Highlights	66

Notes to Financial Statements	75

Report of Independent Registered Public Accounting Firm	94

Additional Information (Unaudited)	95

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Dear Shareholders,	December 3, 2010

Equities Rally on Corporate Earnings

Sometimes the strongest drivers of market performance receive the least amount of media attention.  That was clearly the case during the 12-month period ended October 31, 2010.  As the period progressed, soothsayers of gloom increasingly basked in the limelight of the media to discuss the possibility of the U.S. slipping into a double-dip recession.  Other pundits discussed persistently high unemployment and the possibility of America being hit with deflation.  Yet as the media embraced an increasingly negative economic outlook, corporations continued to announce strong quarterly results, continuing a trend of surprisingly resilient earnings, high levels of free cash flow, and strong incremental profit margins.  The markets, we believe, responded to these fundamentals of investing with the S&P 500 Index posting a 16.52% return for the reporting period.

During the 12-month period, mid and small cap equities outperformed large cap stocks while growth stocks outperformed value. The Russell Midcap Index posted a 27.71% return, compared to the 26.58% return of the small cap Russell 2000 Index and to the 17.67% return of the large cap Russell 1000 Index.  Among small caps, the Russell 2000 Growth Index return of 28.67% outpaced the 24.43% return of the Russell 2000 Value Index. In mid caps, growth returned 28.03% as measured by the Russell Midcap Growth Index, outpacing the 27.49% return of the Russell Midcap Value Index.  In the large cap category, the Russell 1000 Growth Index posted a 19.65% return, substantially outperforming the 15.71% return of the Russell 1000 Value Index.

Market Volatility Thrives

Despite solid market gains for the 12-month period, volatility thrived with the S&P 500 Index declining 11.4% during the second quarter of 2010.  Volatility was driven, in large part, by fears of a slowing U.S. economic recovery. The country’s unemployment rate lingered at or above 9.5% and weakness in real estate persisted, despite mortgage rates dropping to record low levels.  Investors’ concerns over health care reform, proposed regulations of financial firms, and the military conflict in Afghanistan also drove volatility.  In Europe, meanwhile, the sovereign debt crisis lingered, even as countries such as Ireland, Portugal, Greece, and Spain launched austerity programs to improve their ability to make bond payments.

The volatility was no surprise to the Alger investment team.  Indeed, in the later portion of 2009 and in August of this year, we conveyed our belief that ongoing market volatility would create opportunities to purchase attractively valued growth companies during market dips and that equities would advance in the foreseeable future.  Our summer observation was timely as the S&P 500 gained 8.92% in September. Our forecast for long-term market gains, meanwhile, is also on track, with the S&P 500 index having gained 80.96% from the market low of March 9, 2009.

Corporations Produce Strong Earnings

Against the backdrop of a challenging economy, corporations generated strong earnings during the 12-month period.  Many companies continued to benefit from cost cutting measures, improvements in operating efficiency, and growing revenues from overseas markets.  In the process, they produced strong levels of free cash flow and they accumulated impressive amounts of cash.  Indeed, by the end of March, non-financial corporations held $1.8 trillion in liquid assets, which is comparable to the combined amount of stimulus spending approved by Congress and the White House in 2008 and 2009.

What is even more encouraging is that manufacturers and other corporations started using their cash to make strategic acquisitions, launch share buyback programs, increase dividends, and engage in capital expenditures.  This continuation of increased corporate spending in capital expenditures, sales initiatives, and marketing activities is a strong positive for many industries and a reminder that while the U.S. economy is no longer dominated by manufacturing companies, the sector is far from irrelevant.  Additionally, business spending on PCs, data storage equipment, and software continued to strengthen during the 12-month period. Encouragingly, our analysts’ research suggests that equipment orders for leading machinery, industrial, and engineering companies will continue to be in the “recovery mode.”

Throughout the reporting period, we maintained that U.S. equity valuations were highly attractive.  This view was supported by those who would know best: the CEOs and boards of corporate America.  With historically low interest rates and corporations’ deep coffers, U.S. companies have been making investments in something they know better than anyone: their own equities.  So far this year, for example, corporations have announced nearly $243 billion in share buybacks, compared to $125 billion for all of last year, according to data from equity research firm Birinyi Associates, Inc.

An increase in merger and acquisition activity also supports our view that equities are attractively valued. Deals announced during the first 11 months of 2010 had a total value of $2.08 trillion, up from $1.70 trillion for the first 11 months of 2009, according to Bloomberg data. Of particular interest was the bidding war between Hewlett-Packard Co. and Dell Inc. for storage specialist 3Par during the third quarter.  Hewlett-Packard won with a bid exceeding $2.35 billion.  Other deals included Intel Corp.’s acquisition of security-software maker McAfee Inc. and consumer-goods company Unilever’s acquisition of hair care products company Alberto-Culver Co.

Some analysts have said that deals are being completed at excessively high valuations.  For example, Hewlett-Packard paid about 10 times the value of 3Par’s estimated annual sales to acquire the company, according to investment banking firm Kaufman Bros.  By comparison, EMC Corp. and NetApp Inc., two of the leading (but also large) storage specialists trade at three to four times their sales.

Yet, we maintain that viewing recent deal valuations as excessive fails to consider the adverse impacts upon companies that fail to execute in high growth markets. When considering such adverse impact, the strategic significance of acquisitions of high growth companies like 3Par becomes clear.  By failing to internally develop capabilities or to make acquisitions, the “missed opportunity” for HP or Dell is not simply slower growth, but the “enhanced risk” that the new high growth market served by 3Par will erode either company’s present business in data storage, for example. Winners and losers today are created faster than ever, and in this competitive landscape, sitting still is not an option.  While technology as a tool is a primary agent for the transmission of “creative destruction” within an industry at a faster and more devastating pace than ever before, this phenomenon occurs in every industry today. Indeed, retailers like Barnes & Noble, Inc. or Mervyn’s department stores and media giants such as newspaper publishers and radio broadcasters that failed to respond aggressively to the rise of new forms of competition for their goods, services and advertising platforms suffered from a serious decline in their core business and they missed strong growth opportunities. Thus, the value of entry and of position at the table of a high growth market is both future growth opportunities and, likely, the ability to manage (but not avoid) the decline of a core business.

Finally, on the financial ledgers, corporate America looks not only strong, but willing to share with stakeholders.  The benefits of large cash balances were reflected in dividends.  Many companies implemented dividends and a flurry of other companies with dividend programs said they will increase the amount that they pay.  In fact, some 37% of S&P 500 companies either started dividend payments in 2010 or announced that they will increase their dividends, according to data from FactSet.  Dividend payments, of course, will help stimulate the economy by increasing income for shareholders.  Perhaps more importantly, dividends will begin to compete for investing dollars with the paltry bond yields in the market today.  Why own a 10-year bond yielding 2.4% when you can own stock with a 2% dividend and earnings or free cash flow yields of 8%, 9%, or 10%?

Investors Look to the Fed

Strong corporate earnings clearly drove equity gains during the 12-month period, but stocks also received additional support from expectations that the Federal Reserve would roll out additional stimulus. As the 12-month period progressed, continuing weakness in real estate, the labor market and GDP growth caused the expectations to grow, helping the S&P 500 climb 3.7% in October.

The Road Ahead

Going forward, we believe uncertainty over economic growth will continue to drive equity market volatility, while the sovereign debt crisis in Europe may also provoke angst among investors.  Yet, we are encouraged to observe that European countries are pushing forward with austerity programs to improve their ability to service debt and that the European Financial Stability Facility (the Facility), which was created to assist in the crisis, has received preliminary credit ratings of AAA from Moody’s Investors Service Inc, Standard & Poor’s [a division of McGraw-Hill Companies], and Fitch Inc.  The Facility currently has 440 billion euros in assets while the International Monetary Fund has earmarked an additional 750 billion euros to assist governments that may be in danger of defaulting.

Domestically, we also expect investors to remain concerned about high rates of unemployment and weakness in real estate.  We note, however, that job creation and improvements in real estate often occur in the later stages of economic recoveries, so while we would like to see those areas strengthen, we do not believe they point to a decline in the health of the U.S.  At the same time, pockets of improvement in real estate exist.  In Jacksonville, Florida, for example, vacancy rates for office and industrial properties declined during the third quarter, while in Manhattan, residential sales climbed.  We also note that on both sides of the Atlantic, central bankers remain highly vigilant and, we are confident, ready to act to support the recovery today and for quite a while.

Robust emerging markets growth, meanwhile, may help lift the U.S. economy and markets.  China may lead the process with its gross domestic product for this year expected to grow 10.5%, according to the International Monetary Fund.  Strong growth won’t be limited to China: The IMF expects overall GDP for emerging markets to grow 6.5% this year.  India, Brazil, and other emerging markets similarly support our long-held view that “global growth” is an investable theme for U.S. equity investors.

In closing, we continue to believe that research is the cornerstone of superior portfolio management, regardless of economic conditions.  We believe our proven and disciplined process for identifying companies experiencing Positive Dynamic Change will continue to produce superior long-term investment results for our clients.

Portfolio Matters

Alger Spectra Fund

The Alger Spectra Fund returned 21.96% for the 12-month period ended October 31, 2010, compared to the 20.31% return of the Russell 3000 Growth Index.

For the reporting period, the Fund’s average portfolio allocation to long positions, which was increased by leverage, was 104.16% of assets. In aggregate, long positions contributed approximately 22.35% to performance. The Fund had an average -9.04% allocation to short positions. The short positions had an approximately -0.39% contribution to performance.

During the period, the largest sector weightings in the Fund were in Information Technology and Health Care. The largest sector overweight for the period was in Information Technology and the largest sector underweight for the period was in Consumer Staples. Relative outperformance in the Information Technology and Consumer Discretionary sectors was the most important contributor to performance, while sectors that detracted from the portfolio included Consumer Staples and Health Care.

Among the most important individual contributors to relative performance were Skyworks Solutions Inc., Patriot Coal Corp., Dana Holding Corp., ArvinMeritor Inc.,

and Liberty Media Corp.  Conversely, detracting from relative performance were Hewlett-Packard Co., Brocade Communications Systems Inc., International Business Machines Corp., Baxter International Inc., and Oracle Corp. Among short positions, Dolby Laboratories Inc. had the largest contribution to relative performance while Paccar Inc. had the largest adverse impact.

Alger Green Fund

The Alger Green Fund returned 15.08% for the 12-month period ended October 31, 2010, compared with a return of 20.31% for the Russell 3000 Growth Index.

During the period, the largest sector weightings for the Fund were in Information Technology and Industrials. The largest sector overweight for the period was in Industrials and the largest sector underweight for the period was in Consumer Staples. Relative outperformance in the Consumer Discretionary and Utilities sectors was the most important contributor to performance. Sectors that detracted from the portfolio included Industrials and Health Care.

Among the most important relative contributors were Cummins Inc., Trina Solar Ltd., Chipotle Mexican Grill Inc., Trimble Navigation Ltd., and Discovery Communications Inc.  Conversely, detracting from overall results on a relative basis were Duoyuan Global Water Inc., Vestas Wind Systems, EnergySolutions Inc., SmartHeat Inc., and International Business Machines Corp.

Alger Analyst Fund

The Alger Analyst Fund returned 18.95% for the 12-month period ended October 31, 2010, compared to the 20.31% return of the Fund’s benchmark, the Russell 3000 Growth Index.

During the period, the largest sector weightings for the Fund were in Health Care and Information Technology. The largest sector overweight for the period was in Health Care and the largest sector underweight for the period was in Consumer Staples. Relative outperformance in the Health Care and Information Technology sectors was the most important contributor to performance. Sectors that detracted from the portfolio included Industrials and Consumer Staples.

Among the most important relative contributors were Human Genome Sciences Inc., Medicis Pharmaceutical Corp., Cognizant Technology Solutions Corp., BE Aerospace Inc., and Bucyrus International Inc. Conversely, detracting from overall results on a relative basis were Apple Inc., Oracle Corp., Exxon Mobil Corp., Optimer Pharmaceuticals Inc., and Google Inc.

Alger International Opportunities Fund

The Alger International Opportunities Fund returned 8.69% for the 12-month period ended October 31, 2010.  During the same period, the Fund’s benchmarks, the MSCI EAFE Index and the MSCI All Country World Index ex U.S., returned 8.82% and 10.10%, respectively.

During the period, the largest sector weightings in the Alger International Opportunities Fund were in Health Care and Information Technology. The largest sector overweight for the period was in Health Care and the largest sector underweight for the period was in Financials. Relative outperformance in the Information Technology sector was one of the most significant contributors to relative performance, while Industrials was a considerable detractor from relative performance.

Among the most important relative contributors were Vale S.A., Nintendo Co., Ltd., Infosys Technologies Ltd., Focus Media Holding Ltd. and ITC Ltd. Conversely, detracting from overall results on a relative basis were Vestas Wind Systems A/S, Porsche Automobil Holding SE, Petroleo Brasileiro SA, Ness Technologies Inc., and Duoyuan Global Water Inc.

Alger Dynamic Opportunities Fund

From its November 2, 2009 inception date to October 31, 2010, the Alger Dynamic Opportunities Fund returned 5.50%, compared to the 8.12% return of the Fund’s blended benchmark of 50% S&P 500 Index and 50% BofA Merrill Lynch U.S. 3-Month Treasury Bill Index.  During the same time period, the S&P 500 Index returned 16.52% and the B of A Merrill Lynch 3-Month Treasury Bill Index returned 0.12%.

For the period the Fund’s average long exposure was 60.48% and the average short exposure was -18.65%, for an average net exposure of 41.83% and average gross exposure of 79.13%.  Cash, which is a residual of long exposure and short sale proceeds, averaged 58.17%.

For the period our long positions returned 19.39% as compared to the S&P 500 Index’s 15.76% and contributed approximately 6.76% to Fund performance.  Our short hedge positions rose 15.03% and subtracted approximately 1.26% from Fund performance.

During the period, the largest sector weightings in the Fund were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Materials and the largest sector underweight for the period was in Financials. Relative outperformance in the Information Technology and Energy sectors was the most important contributor to performance. Sectors that detracted from the portfolio included Industrials and Consumer Staples.

The most important individual contributors to relative performance were Skyworks Solutions Inc., Cliffs Natural Resources Inc., Apple Inc., ArvinMeritor Inc., and Liberty Media Corp.  Conversely, detracting from overall results on a relative basis were Duoyuan Global Water Inc., SmartHeat Inc., Hewlett-Packard Co., Brocade Communications Systems Inc., and Oracle Corp. Among short positions, Citi Trends Inc. had the largest positive impact on relative performance while Zions Bancorp was the largest detractor.

Respectfully submitted,

Daniel C. Chung, CFA

Chief Investment Officer

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the fiscal 12-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Recent performance has been impacted by an unusually strong period in the U.S. equity market and there is no guarantee that such conditions will be repeated. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2010. Securities mentioned in the Shareholders Letter, if not found in the Schedule of Investments, may have been held by the Funds during the fiscal period.

A Word about Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors.

Funds that participate in leveraging are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Fund’s net asset value can decrease more quickly than if the Fund had not borrowed. Some Funds, such as the Alger Spectra Fund and the Alger Dynamic Opportunities Fund may engage in short sales, which presents additional risk. To engage in a short sale, a Fund arranges with a broker to borrow the security being sold short. In order to close out its short position, a Fund will replace the security by purchasing the security at the price prevailing at the time of replacement. The Fund will incur a loss if the price of the security sold short has increased since the time of the short sale and may experience a gain if the price has decreased since the short sale.

The Alger Green Fund’s environmental focus may limit the investment options available to the Fund and may result in lower returns than returns of funds not subject to such investment considerations. For a more detailed discussion of the risks associated with a Fund, please see the Fund’s Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus or a summary prospectus containing this and other information about the Alger Funds II call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•    Standard & Poor’s 500 Index (S&P 500 Index) is an index of 500 leading companies in leading industries in the United States.

•    The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 99% of the U.S. Equity Market. The Russell 3000 Growth Index is an unmanaged index designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

•    The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

•    The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe.  The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe.  It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

•    The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500. Growth Index is an unmanaged index designed to measure the performance of the 2,500 smallest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

•    The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

•    The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 48 country indices.

•    The Blended Index consists of 50% S&P 500 Index and 50% BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. The BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

•    Bond values are subject to interest rate movements; their market values tend to fall when interest rates rise and to rise when interest rates fall.  Bond values may also decline as a result of an issue’s falling credit rating or actual default, and bonds that are backed by assets are subject to prepayment risk; thus the average life of the security may be less than maturity.

•    Observations of buying opportunities during market dips were provided in the Annual Report to Alger Funds II Shareholders, October 31, 2009.

•    Birinyi Associates, Inc. is a stock market research firm.

•    FactSet is a firm that provides market data and analytics to investment firms.

•    Bloomberg is a financial publisher and provider of financial data.

•    Moody’s Investors Service, Standard & Poor’s and Fitch Ratings are credit rating agencies.

•    Short exposure is the total amount of the Fund’s equity capital invested in short positions and long exposure is the total amount of the Fund’s capital invested in long positions. Net exposure is calculated by subtracting the percentage of the Fund’s equity capital invested in short sales from the percentage of its equity capital used for long positions.  Gross exposure is the total amount the Fund’s capital allocated to long and short positions.

•    The following companies represented the stated percentage of firm wide assets as of October 31, 2010: Hewlett-Packard, 2.11%; Dell, 0.00%; 3Par, 0.00%; McAfee, 0.00%; Intel, 0.07%; Unilever, 0.00%; Alberto-Culver, 0.00%; %;  Barnes & Noble, Inc., 0.00%; Mervyn’s, 0.00%; EMC Corp., 0.78% and NetApp Inc., 0.13%.

FUND PERFORMANCE AS OF 9/30/10 (Unaudited) AVERAGE ANNUAL TOTAL RETURNS(1)

	1 YEAR	5 YEARS	10 YEARS
Alger Spectra Fund Class A	5.77%	7.76%	(0.79)%
Alger Spectra Fund Class C	9.80%	8.16%	(0.98)%
Alger Spectra Fund Class I	11.73%	9.03%	(0.21)%

FUND PERFORMANCE AS OF 9/30/10 (Unaudited) AVERAGE ANNUAL TOTAL RETURNS(1)

	1 YEAR	5 YEARS	SINCE INCEPTION
Alger Green Fund Class A (Inception 12/4/00)(2)	3.17%	2.52%	(2.96)%
Alger Green Fund Class C (Inception 9/24/08)(2)	7.26%	2.86%	(3.16)%
Alger Green Fund Class I (Inception 9/24/08)(2)	8.94%	3.60%	(2.45)%

Alger Analyst Fund Class A (Inception 3/30/07)	3.94%	—%	(2.48)%
Alger Analyst Fund Class C (Inception 9/24/08)	7.99%	—%	(1.73)%
Alger Analyst Fund Class I (Inception 9/24/08)	9.76%	—%	(1.01)%

Alger International Opportunities Fund Class A (Inception 2/28/07)	(2.16)%	—%	(6.33)%
Alger International Opportunities Fund Class C (Inception 9/24/08)	1.57%	—%	(5.71)%
Alger International Opportunities Fund Class I (Inception 9/24/08)	3.57%	—%	(4.87)%

Alger Dynamic Opportunities Fund Class A (Inception 11/2/09)	—%	—%	(1.80)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

(1)

The Fund’s Class N shares, with the exception of the Alger Dynamic Opportunities Fund were redesignated as Class A shares on September 24, 2008.  Class A share performance data prior to September 24, 2008, represents the performance of the Fund’s Class N shares, adjusted to reflect the maximum front-end sales load.  Class C performance data prior to September 24, 2008, Class inception, represents the performance of the Fund’s Class N shares adjusted to reflect the applicable contingent deferred sales charge and higher operating expenses of Class C shares.  Class I performance data prior to September 24, 2008, Class inception, represents the Fund’s Class N Shares.

(2)

Performance figures prior to 1/12/2007 are those of the Alger Green Institutional Fund and performance prior to 10/19/2006 represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I shares, the predecessor fund to the Alger Green Institutional Fund.  The predecessor fund followed different investment strategies and had different portfolio managers.  As of 1/12/2007 the Alger Green Institutional Fund became the Alger Green Fund.

ALGER SPECTRA FUND

Fund Highlights Through October 31, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Spectra Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2010. The figures for the Alger Spectra Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Spectra Fund Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/10(1) AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class A	15.61%	9.13%	0.81%
Class C	20.02%	9.51%	0.61%
Class I	22.10%	10.40%	1.40%
Russell 3000 Growth Index	20.31%	3.28%	(2.25)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

(1)

Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares. The Fund’s Class N shares were redesignated as Class A shares on September 24, 2008. Class A share performance data prior to September 24, 2008 represents the performance of the Fund’s Class N shares, adjusted to reflect the maximum front-end sales charge. Class C performance data prior to September 24, 2008, Class C inception, represents the performance of the Fund’s Class N shares adjusted to reflect the applicable contingent deferred sales charge and higher operation expenses of Class C shares. Data for Class I share performance prior to September 24, 2008, Class I inception, represents the Fund’s Class N shares.

ALGER GREEN FUND

Fund Highlights Through October 31, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Green Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) on December 4, 2000, the inception date of the Alger Green Fund through October 31, 2010. The figures for the Alger Green Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Green Fund Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/10(1) AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A (Inception 12/4/00)(2)	9.04%	3.45%	(2.65)%
Class C (Inception 9/24/08)(2)	13.23%	3.81%	(2.85)%
Class I (Inception 9/24/08)(2)	14.89%	4.54%	(2.14)%
Russell 3000 Growth Index	20.31%	3.28%	(0.75)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

(1)

Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares. The Fund’s Class N shares were redesignated as Class A shares on September 24, 2008. Class A share performance data prior to September 24, 2008 represents the performance of the Fund’s Class N shares, adjusted to reflect the maximum front-end sales charge. Class C performance data prior to September 24, 2008, Class C inception, represents the performance of the Fund’s Class N shares adjusted to reflect the applicable contingent deferred sales charge and higher operation expenses of Class C shares. Data for Class I share performance prior to September 24, 2008, Class I inception, represents the Fund’s Class N shares.

(2)

Performance figures prior to 1/12/2007 are those of the Alger Green Institutional Fund and performance prior to 10/19/2006 represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I shares, the predecessor fund to the Alger Green Institutional Fund.  The predecessor fund followed different investment strategies and had different portfolio managers.  As of 1/12/2007 the Alger Green Institutional Fund became the Alger Green Fund.

ALGER ANALYST FUND

Fund Highlights Through October 31, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Analyst Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) on March 30, 2007, the inception date of the Alger Analyst Fund Class A, through October 31, 2010. The figures for the Alger Analyst Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends.  Performance for the Alger Analyst Fund Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/10(1) AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A (Inception 3/30/07)	12.77%	n/a	(1.52)%
Class C (Inception 9/24/08)	17.11%	n/a	(0.79)%
Class I (Inception 9/24/08)	18.98%	n/a	(0.07)%
Russell 3000 Growth Index	20.31%	n/a	0.50%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

(1)

Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares. The Fund’s Class N shares were redesignated as Class A shares on September 24, 2008. Class A share performance data prior to September 24, 2008 represents the performance of the Fund’s Class N shares, adjusted to reflect the maximum front-end sales charge. Class C performance data prior to September 24, 2008, Class C inception, represents the performance of the Fund’s Class N shares adjusted to reflect the applicable contingent deferred sales charge and higher operation expenses of Class C shares. Data for Class I share performance prior to September 24, 2008, Class I inception, represents the Fund’s Class N shares.

ALGER INTERNATIONAL OPPORTUNITIES FUND

Fund Highlights Through October 31, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger International Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI EAFE Index and the MSCI All Country World Index ex U.S. Index (both unmanaged indexes of common stocks) on February 28, 2007, the inception date of the Alger International Opportunities Fund Class A, through October 31, 2010. The figures for the Alger International Opportunities Fund Class A, MSCI EAFE, and the MSCI All Country World Index ex U.S. Index include reinvestment of dividends. Performance for the Alger International Opportunities Fund Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/10(1) AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A (Inception 2/28/07)	2.95%	n/a	(5.44)%
Class C (Inception 9/24/08)	6.74%	n/a	(4.85)%
Class I (Inception 9/24/08)	8.84%	n/a	(4.00)%
MSCI EAFE Index	8.82%	n/a	(4.25)%
MSCI All Country World Index ex U.S. Index	10.10%	n/a	(3.46)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

(1)

Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares. The Fund’s Class N shares were redesignated as Class A shares on September 24, 2008. Class A share performance data prior to September 24, 2008 represents the performance of the Fund’s Class N shares, adjusted to reflect the maximum front-end sales charge. Class C performance data prior to September 24, 2008, Class C inception, represents the performance of the Fund’s Class N shares adjusted to reflect the applicable contingent deferred sales charge and higher operation expenses of Class C shares. Data for Class I share performance prior to September 24, 2008, Class I inception, represents the Fund’s Class N shares.

ALGER DYNAMIC OPPORTUNITIES FUND

Fund Highlights Through October 31, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Dynamic Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the Blended S&P 500/BofA Merrill Lynch 3-Month Treasury Index (an unmanaged indexes of common stocks) on November 2, 2009, the inception date of the Alger Dynamic Opportunities Fund Class A, through October 31, 2010. The figures for the Alger Dynamic Opportunities Fund Class A, and the Blended S&P 500/BofA Merrill Lynch 3-Month Treasury Index include reinvestment of dividends.

Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/10(1) AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A (Inception 11/2/09)	n/a	n/a	0.00%
Blended S & P 500/ML Treasury	n/a	n/a	8.12%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

(1)	Returns reflect maximum initial sales charges on Class A shares.

PORTFOLIO SUMMARY†

October 31, 2010 (Unaudited)

SECTORS	Alger Spectra Fund‡	Alger Green Fund	Alger Analyst Fund	Alger Dynamic Opportunities Fund‡
Consumer Discretionary	12.3%	16.8%	15.9%	10.1%
Consumer Staples	4.7	6.4	3.4	(2.5)
Energy	11.0	2.8	4.4	4.2
Exchange Traded Funds	1.3	0.0	0.0	(1.4)
Financials	5.5	3.4	4.5	1.7
Health Care	10.1	7.6	24.2	5.7
Industrials	14.8	18.3	7.2	8.3
Information Technology	33.7	32.2	20.3	16.5
Materials	4.8	4.7	3.1	3.2
Telecommunication Services	(0.4)	0.0	1.5	0.0
Utilities	0.0	2.1	0.0	0.0
Short-Term Investments and Net Other Assets	2.2	5.7	15.5	54.2
	100.0%	100.0%	100.0%	100.0%

COUNTRY	Alger International Opportunities Fund
Australia	4.5%
Belgium	0.8
Bermuda	1.4
Brazil	7.6
Canada	0.6
China	6.8
Denmark	2.0
Finland	0.4
France	3.0
Germany	2.7
Greece	0.3
Hong Kong	4.5
India	7.1
Ireland	0.4
Israel	6.3
Italy	0.2
Japan	11.9
Luxembourg	0.2
Mexico	0.8
Netherlands	2.1
Norway	1.3
Singapore	0.5
South Africa	0.5
Spain	0.2
Sweden	0.6
Switzerland	9.5
Taiwan	1.9
United Kingdom	14.1
United States	0.9
Cash and Net Other Assets	6.9
100.0%

† Based on net assets for each Fund.

‡ Includes short sales as a reduction of sector exposure.

THE ALGER FUNDS II  |  ALGER SPECTRA FUND

Schedule of Investments‡ October 31, 2010

	SHARES	VALUE
COMMON STOCKS—105.1%
ADVERTISING—1.9%
Focus Media Holding Ltd.#*	510,600	$12,637,350

AEROSPACE & DEFENSE—1.2%
Goodrich Corp.	20,600	1,690,642
United Technologies Corp. +	80,800	6,041,416
		7,732,058
AIR FREIGHT & LOGISTICS—3.1%
FedEx Corp.	70,500	6,184,260
United Parcel Service Inc., Cl. B +	202,700	13,649,818
		19,834,078
AIRLINES—1.0%
United Continental Holdings Inc.*	225,600	6,551,424

APPLICATION SOFTWARE—2.2%
Adobe Systems Inc. *	136,897	3,853,651
Informatica Corp. *	107,400	4,370,106
Mentor Graphics Corp. *	296,600	3,203,280
Nice Systems Ltd. #*	90,845	3,042,399
		14,469,436
AUTO PARTS & EQUIPMENT—1.1%
Johnson Controls Inc.	29,700	1,043,064
Lear Corp. *	68,400	6,046,560
		7,089,624
BIOTECHNOLOGY—1.5%
Celgene Corp. *	49,900	3,097,293
Cephalon Inc. *	53,200	3,534,608
Human Genome Sciences Inc. *	120,630	3,242,534
		9,874,435
COAL & CONSUMABLE FUELS—1.4%
Peabody Energy Corp.	168,000	8,887,200

COMMODITY CHEMICALS—0.4%
Celanese Corp.	65,600	2,338,640

COMMUNICATIONS EQUIPMENT—3.9%
Brocade Communications Systems Inc. *	194,700	1,230,504
Cisco Systems Inc. *+	342,292	7,814,526
Qualcomm Inc. +	354,217	15,985,814
		25,030,844
COMPUTER HARDWARE—10.6%
Apple Inc. *+	113,872	34,260,669
Hewlett-Packard Co. +	846,061	35,585,325
		69,845,994
COMPUTER STORAGE & PERIPHERALS—1.5%
EMC Corp.*	467,799	9,828,457

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—2.4%
AGCO Corp. *	38,600	1,639,342
ArvinMeritor Inc. *	308,075	5,107,884
Caterpillar Inc.	67,600	5,313,360

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—(CONT.)
Cummins Inc.	40,600	$3,576,860
		15,637,446
DATA PROCESSING & OUTSOURCED SERVICES—1.1%
Mastercard Inc.+	30,265	7,265,416

DEPARTMENT STORES—0.5%
Kohl’s Corp.*	65,500	3,353,600

DIVERSIFIED BANKS—0.0%
Wells Fargo & Co.	9,000	234,720

DIVERSIFIED CHEMICALS—0.4%
Dow Chemical Co., /The	83,500	2,574,305

DIVERSIFIED METALS & MINING—1.8%
Cliffs Natural Resources Inc.	115,908	7,557,201
Freeport-McMoRan Copper & Gold Inc.	50,400	4,771,872
		12,329,073
DRUG RETAIL—0.5%
CVS Caremark Corp.	118,400	3,566,208

ELECTRICAL COMPONENTS & EQUIPMENT—0.1%
Emerson Electric Co.	11,800	647,820

ENVIRONMENTAL & FACILITIES SERVICES—0.5%
Republic Services Inc.	107,200	3,195,632

FERTILIZERS & AGRICULTURAL CHEMICALS—1.5%
CF Industries Holdings Inc.	33,300	4,080,249
Mosaic Co., /The	73,893	5,406,012
		9,486,261
FINANCE—1.3%
SPDR Gold Trust*	61,690	8,182,562

FOOTWEAR—0.5%
NIKE Inc., Cl. B	38,200	3,111,008

GOLD—0.4%
Goldcorp Inc.	49,900	2,225,041
Yamana Gold Inc.	60,500	664,895
		2,889,936
HEALTH CARE EQUIPMENT—1.6%
Covidien PLC +	210,312	8,385,139
Insulet Corp. *	161,601	2,577,536
		10,962,675
HEALTH CARE FACILITIES—1.1%
Universal Health Services Inc., Cl. B	169,900	7,011,773

HEALTH CARE SERVICES—1.2%
Medco Health Solutions Inc.*	154,200	8,100,126

HOME ENTERTAINMENT SOFTWARE—0.8%
Activision Blizzard Inc.	429,800	4,929,806

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOME FURNISHING RETAIL—0.2%
Williams-Sonoma Inc.	30,300	$980,811

HOME IMPROVEMENT RETAIL—0.9%
Lowe’s Companies, Inc.	290,072	6,187,236

HOMEBUILDING—0.1%
Lennar Corp., Cl. A	64,500	935,895

HOTELS RESORTS & CRUISE LINES—1.4%
Carnival Corp.	67,600	2,918,292
Wyndham Worldwide Corporation	238,200	6,848,250
		9,766,542
HOUSEHOLD APPLIANCES—0.1%
Stanley Black & Decker Inc.	14,400	892,368

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.3%
Towers Watson & Co.	32,300	1,660,866

HYPERMARKETS & SUPER CENTERS—0.8%
Wal-Mart Stores Inc.+	98,783	5,351,075

INDUSTRIAL CONGLOMERATES—1.9%
3M Co.	64,900	5,465,878
Tyco International Ltd.	186,721	7,147,680
		12,613,558
INDUSTRIAL MACHINERY—2.6%
Flowserve Corp.	45,600	4,560,000
Illinois Tool Works Inc.	77,500	3,541,750
Ingersoll-Rand PLC	232,000	9,119,920
		17,221,670
INTEGRATED OIL & GAS—2.3%
Chevron Corp. +	99,061	8,183,429
ConocoPhillips	119,400	7,092,360
		15,275,789
INTERNET RETAIL—3.2%
Amazon.com Inc. *	57,400	9,479,036
Expedia Inc. +	260,190	7,532,501
Shutterfly Inc. *	113,463	3,415,236
		20,426,773
INTERNET SOFTWARE & SERVICES—6.9%
Google Inc., Cl. A *+	28,055	17,197,434
GSI Commerce Inc. *+	469,350	11,461,527
IAC/InterActiveCorp. *+	62,146	1,733,873
Sina Corp. *	58,795	3,310,159
VistaPrint Ltd. *	141,745	5,963,212
Yahoo! Inc. *+	306,835	5,065,846
		44,732,051
INVESTMENT BANKING & BROKERAGE—1.0%
Lazard Ltd., Cl. A	89,100	3,287,790
Morgan Stanley	122,385	3,043,715
		6,331,505

	SHARES	VALUE
COMMON STOCKS—(CONT.)
IT CONSULTING & OTHER SERVICES—0.7%
International Business Machines Corp.+	30,013	$4,309,867

LEISURE PRODUCTS—1.7%
Phillips-Van Heusen Corp.	178,200	10,930,788

LIFE & HEALTH INSURANCE—1.0%
MetLife Inc.	158,900	6,408,437

LIFE SCIENCES TOOLS & SERVICES—1.0%
Thermo Fisher Scientific Inc.*	130,112	6,690,359

MANAGED HEALTH CARE—0.4%
Aetna Inc.	46,600	1,391,476
WellPoint Inc. *	16,689	906,880
		2,298,356
METAL & GLASS CONTAINERS—0.3%
Ball Corp.	31,200	2,008,032

MOVIES & ENTERTAINMENT—1.5%
Liberty Media Corp., Capital, Cl. A *	69,097	3,975,841
Walt Disney Co., /The	166,800	6,023,148
		9,998,989
OIL & GAS EQUIPMENT & SERVICES—2.6%
Halliburton Company	85,700	2,730,402
National Oilwell Varco Inc.	120,000	6,451,200
Schlumberger Ltd.	108,300	7,569,087
		16,750,689
OIL & GAS EXPLORATION & PRODUCTION—4.3%
Concho Resources Inc., /Restricted *,(L2),(a)	96,390	6,215,336
Devon Energy Corp.	97,600	6,345,952
Kodiak Oil & Gas Corp. *	922,700	3,801,524
Nexen Inc. +	341,263	7,265,489
Plains Exploration & Production Co. *	174,464	4,862,312
		28,490,613
OIL & GAS STORAGE & TRANSPORTATION—0.1%
NuStar GP Holdings LLC.	13,800	484,656

OIL, GAS & CONSUMABLE FUELS—1.0%
Williams Cos., Inc., /The	310,000	6,671,200

OTHER DIVERSIFIED FINANCIAL SERVICES—1.5%
BM&F Bovespa SA	266,100	2,229,495
JPMorgan Chase & Co. +	208,443	7,843,710
		10,073,205
PHARMACEUTICALS—3.9%
Abbott Laboratories +	97,174	4,986,970
Allergan Inc.	46,200	3,345,342
Auxilium Pharmaceuticals Inc. *	90,100	2,229,975
Optimer Pharmaceuticals Inc. *	552,500	5,187,975
Pfizer Inc. +	288,799	5,025,103
Roche Holding AG #	87,800	3,226,650
Teva Pharmaceutical Industries Ltd. #	26,200	1,359,780
		25,361,795

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PROPERTY & CASUALTY INSURANCE—0.7%
Travelers Cos., Inc., /The+	82,244	$4,539,869

PUBLISHING—0.2%
Valassis Communications Inc.*	35,700	1,178,100

RAILROADS—1.2%
CSX Corp.	112,600	6,919,270
Union Pacific Corp.	11,500	1,008,320
		7,927,590
REAL ESTATE SERVICES—0.5%
CB Richard Ellis Group, Inc.*	173,800	3,189,230

RESEARCH & CONSULTING SERVICES—0.2%
Verisk Analytic Inc., Cl. A*	54,000	1,609,740

RESIDENTIAL REITS—0.2%
American Campus Communities, Inc.	40,200	1,271,526

RESTAURANTS—1.1%
McDonald’s Corp.	92,261	7,175,138

SEMICONDUCTOR EQUIPMENT—1.2%
Lam Research Corp.*+	172,600	7,903,354

SEMICONDUCTORS—5.1%
Altera Corp.	42,700	1,332,667
Applied Micro Circuits Corporation *	328,100	3,303,967
Broadcom Corp., Cl. A	56,400	2,297,736
Marvell Technology Group Ltd. *+	488,184	9,426,833
NXP Semiconductor NV *	68,700	906,153
ON Semiconductor Corp. *	189,648	1,454,600
Skyworks Solutions Inc. *+	371,466	8,510,286
Texas Instruments Inc.	222,600	6,582,282
		33,814,524
SOFT DRINKS—2.6%
Coca-Cola Co., /The	73,200	4,488,624
PepsiCo Inc. +	177,515	11,591,730
		16,080,354
SPECIALIZED FINANCE—0.8%
CME Group Inc.	17,400	5,039,910

SYSTEMS SOFTWARE—2.1%
Oracle Corp.+	470,445	13,831,083

TOBACCO—1.0%
Philip Morris International Inc.+	116,894	6,838,299

TRUCKING—1.0%
Hertz Global Holdings Inc.*	569,642	6,448,347

TOTAL COMMON STOCKS (Cost $655,486,501)		687,298,096

	SHARES	VALUE
PREFERRED STOCKS—0.8%
OTHER DIVERSIFIED FINANCIAL SERVICES—0.8%
JPMorgan Chase & Co., 8.63%, 09/1/13* (Cost $5,391,283)	194,990	$5,381,724

	PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—0.3%
CABLE & SATELLITE—0.3%
XM Satellite Radio Inc., 7.00%, 12/1/14(L2)(b) (Cost $1,589,809)	1,500,000	1,781,250

Total Investments (Cost $662,467,593)(c)	106.2%	694,461,070
Liabilities in Excess of Other Assets	(6.2)	(41,895,337)

NET ASSETS	100.0%	$652,565,733

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

+	All or a portion of this security is held as collateral for securities sold short.
*	Non-income producing security.
#	American Depository Receipts.
(a)

Restricted Security - Investment in security pending registration under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers. Security was acquired on October 7, 2010 for a cost of $4,366,467 and represents 1.0% of the net assets of the Fund.

(b)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.3% of the net assets of the Fund.

(c)

At October 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $665,932,749 amounted to $28,528,321 which consisted of aggregate gross unrealized appreciation of $53,365,239 and aggregate gross unrealized depreciation of $24,836,918.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER SPECTRA FUND

Securities Sold Short‡ October 31, 2010

	SHARES	VALUE
COMMON STOCKS—(8.6)%
AEROSPACE & DEFENSE—(0.4)%
Northrop Grumman Corp.	36,900	$2,332,449

APPAREL RETAIL—(0.2)%
Citi Trends Inc.*	64,700	1,357,406

APPLICATION SOFTWARE—(0.6)%
SAP AG#	78,900	4,081,497

ASSET MANAGEMENT & CUSTODY BANKS—(0.1)%
Waddell & Reed Financial Inc., Cl. A	23,500	683,145

BIOTECHNOLOGY—(0.4)%
Biogen Idec Inc.*	42,900	2,690,259

CABLE & SATELLITE—(1.1)%
Cablevision Systems Corp.	275,000	7,353,500

COMMUNICATIONS EQUIPMENT—(0.5)%
Telefonaktiebolaget LM Ericsson#	284,200	3,123,358

FOOD RETAIL—(0.1)%
Safeway Inc.	34,700	794,630

HEALTH CARE EQUIPMENT—(0.2)%
CR Bard Inc.	18,900	1,570,968

HOTELS RESORTS & CRUISE LINES—(1.2)%
Marriott International Inc., Cl. A	113,000	4,186,650
Starwood Hotels & Resorts Worldwide Inc.	64,100	3,470,374
		7,657,024
HOUSEHOLD PRODUCTS—(0.1)%
Colgate-Palmolive Co.	7,900	609,248

INTEGRATED TELECOMMUNICATION SERVICES—(0.4)%
Telefonos de Mexico SAB de CV#	157,800	2,442,744

IT CONSULTING & OTHER SERVICES—(0.5)%
SAIC Inc.*	189,900	2,951,046

OIL & GAS EXPLORATION & PRODUCTION—(0.8)%
Cabot Oil & Gas Corp.	26,200	759,276
EOG Resources Inc.	46,800	4,479,696
		5,238,972
PROPERTY & CASUALTY INSURANCE—(0.2)%
Chubb Corp.	25,200	1,462,104

RETAIL REITS—(0.3)%
Simon Property Group Inc.	21,700	2,083,634

SEMICONDUCTORS—(0.4)%
Xilinx Inc.	105,800	2,836,498

SPECIALIZED REITS—(0.4)%
Host Hotels & Resorts Inc.	151,100	2,400,979

SYSTEMS SOFTWARE—(0.4)%
VMware Inc., Cl. A*	29,700	2,270,862

TRUCKING—(0.3)%
Landstar System Inc.	55,500	2,087,910

TOTAL (proceeds $54,485,411)		$56,028,233

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER GREEN FUND

Schedule of Investments‡ October 31, 2010

	SHARES	VALUE
COMMON STOCKS—94.1%
AEROSPACE & DEFENSE—0.6%
General Dynamics Corp.	4,325	$294,619

AIR FREIGHT & LOGISTICS—2.2%
FedEx Corp.	7,565	663,602
United Parcel Service Inc., Cl. B	7,815	526,262
		1,189,864
APPAREL RETAIL—0.3%
Coldwater Creek Inc.*	41,165	138,726

APPLICATION SOFTWARE—1.2%
Adobe Systems Inc.*	22,305	627,886

AUTO PARTS & EQUIPMENT—1.3%
Johnson Controls Inc.	19,905	699,064

AUTOMOBILE MANUFACTURERS—0.4%
Tesla Motors Inc.*	10,000	218,400

BIOTECHNOLOGY—1.6%
Metabolix Inc.*	59,770	834,389

BROADCASTING & CABLE TV—1.1%
Discovery Communications Inc., Series A*	13,375	596,659

COMMODITY CHEMICALS—0.8%
Celanese Corp.	11,245	400,884

COMMUNICATIONS EQUIPMENT—1.5%
Cisco Systems Inc.*	35,395	808,068

COMPUTER HARDWARE—5.5%
Apple Inc. *	6,795	2,044,411
Hewlett-Packard Co.	22,540	948,032
		2,992,443
COMPUTER STORAGE & PERIPHERALS—1.1%
EMC Corp.*	27,755	583,133

CONSTRUCTION & ENGINEERING—0.8%
Aecom Technology Corp.*	17,030	451,125

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—3.7%
Cummins Inc.	10,995	968,660
Navistar International Corp. *	12,985	625,617
Westport Innovations Inc. *	19,785	358,504
		1,952,781
DATA PROCESSING & OUTSOURCED SERVICES—0.8%
Visa Inc., Cl. A	5,300	414,301

DEPARTMENT STORES—0.7%
Kohl’s Corp.*	7,200	368,640

DISTRIBUTORS—1.1%
LKQ Corp.*	28,070	610,242

DIVERSIFIED SUPPORT SERVICES—0.6%
EnerNOC Inc.*	11,145	335,130

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ELECTRIC UTILITIES—2.1%
Duke Energy Corp.	30,295	$551,672
ITC Holdings Corp.	9,450	591,664
		1,143,336
ELECTRICAL COMPONENTS & EQUIPMENT—2.7%
American Superconductor Corp. *	14,945	502,899
General Cable Corp. *	13,385	373,977
Woodward Governor Co.	18,635	584,021
		1,460,897
ELECTRONIC EQUIPMENT MANUFACTURERS—1.1%
Itron Inc.*	9,490	576,707

ELECTRONIC MANUFACTURING SERVICES—1.3%
Trimble Navigation Ltd.*	19,225	689,024

ENVIRONMENTAL & FACILITIES SERVICES—4.3%
Clean Harbors, Inc. *	9,265	653,182
Covanta Holding Corp.	19,425	306,527
EnergySolutions Inc.	52,860	247,913
Tetra Tech Inc. *	24,225	510,179
Waste Management Inc.	15,860	566,519
		2,284,320
FOOTWEAR—1.4%
Deckers Outdoor Corp. *	4,920	285,852
NIKE Inc., Cl. B	5,590	455,250
		741,102
HEALTH CARE DISTRIBUTORS—0.5%
Cardinal Health Inc.	7,650	265,379

HEALTH CARE SERVICES—0.6%
Express Scripts Inc.*	6,400	310,528

HEAVY ELECTRICAL EQUIPMENT—0.6%
Vestas Wind Systems A/S*	10,030	320,038

HOME IMPROVEMENT RETAIL—1.1%
Lowe’s Companies, Inc.	27,465	585,828

HOMEBUILDING—0.5%
KB Home	25,665	269,739

HOTELS RESORTS & CRUISE LINES—1.1%
Carnival Corp.	13,475	581,716

HOUSEHOLD PRODUCTS—1.2%
Procter & Gamble Co., /The	10,199	648,350

HYPERMARKETS & SUPER CENTERS—2.3%
Wal-Mart Stores Inc.	22,145	1,199,595

INDUSTRIAL GASES—0.7%
Praxair Inc.	3,985	363,990

INDUSTRIAL MACHINERY—0.7%
SmartHeat Inc.*	60,555	393,002

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTEGRATED OIL & GAS—1.1%
Chevron Corp.	7,095	$586,118

INTERNET RETAIL—2.2%
Amazon.com Inc. *	4,130	682,028
Expedia Inc.	17,550	508,073
		1,190,101
INTERNET SOFTWARE & SERVICES—4.4%
eBay Inc. *	20,455	609,764
Google Inc., Cl. A *	1,805	1,106,446
Yahoo! Inc. *	36,965	610,292
		2,326,502
INVESTMENT BANKING & BROKERAGE—1.2%
Goldman Sachs Group Inc., /The	3,855	620,462

IT CONSULTING & OTHER SERVICES—1.6%
International Business Machines Corp.	5,795	832,162

LIFE & HEALTH INSURANCE—0.5%
Prudential Financial Inc.	5,590	293,922

LIFE SCIENCES TOOLS & SERVICES—0.5%
Life Technologies Corp.*	5,650	283,517

MANAGED HEALTH CARE—0.6%
WellPoint Inc.*	5,990	325,497

METAL & GLASS CONTAINERS—2.2%
Ball Corp.	9,715	625,257
Crown Holdings Inc. *	18,345	590,526
		1,215,783
MOVIES & ENTERTAINMENT—1.1%
Walt Disney Co., /The	15,590	562,955

OIL & GAS EQUIPMENT & SERVICES—1.1%
Tenaris SA*	17,695	577,211

OIL & GAS REFINING & MARKETING—0.6%
Green Plains Renewable Energy Inc.*	27,995	311,304

OTHER DIVERSIFIED FINANCIAL SERVICES—1.1%
Bank of America Corp.	22,620	258,773
JPMorgan Chase & Co.	8,990	338,294
		597,067
PACKAGED FOODS & MEATS—1.1%
General Mills Inc.	15,520	582,621

PHARMACEUTICALS—3.8%
Abbott Laboratories	10,440	535,781
Johnson & Johnson	8,720	555,202
Merck & Co., Inc.	12,215	443,160
Pfizer Inc.	29,352	510,725
		2,044,868
RAILROADS—1.2%
Norfolk Southern Corp.	10,605	652,101

	SHARES	VALUE
COMMON STOCKS—(CONT.)
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.6%
Brookfield Asset Management Inc.	9,990	$296,903

RESTAURANTS—4.5%
Chipotle Mexican Grill Inc. *	2,890	607,506
Darden Restaurants Inc.	14,915	681,764
McDonald’s Corp.	7,510	584,053
Starbucks Corp.	19,895	566,610
		2,439,933
SEMICONDUCTOR EQUIPMENT—0.5%
MEMC Electronic Materials Inc.*	18,980	243,324

SEMICONDUCTORS—9.9%
Atheros Communications Inc. *	15,775	489,656
Broadcom Corp., Cl. A	13,575	553,046
Cree Inc. *	11,235	576,243
First Solar Inc. *	6,665	917,637
Intel Corp.	40,690	816,648
Renesola Ltd. #*	24,520	293,504
Solarfun Power Holdings Co., Ltd. #*	26,045	265,919
Trina Solar Ltd. #*	32,235	862,609
Yingli Green Energy Holding Co., Ltd. #*	47,250	550,935
		5,326,197
SOFT DRINKS—1.8%
Coca-Cola Co., /The	15,765	966,710

SPECIALTY CHEMICALS—1.0%
Rockwood Holdings Inc.*	16,310	553,235

SYSTEMS SOFTWARE—3.3%
Microsoft Corp.	42,495	1,132,067
Oracle Corp.	21,165	622,251
		1,754,318
TRUCKING—0.7%
Hertz Global Holdings Inc.*	32,035	362,636

TOTAL COMMON STOCKS (Cost $44,451,173)		50,295,352

	PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—0.2%
ENVIRONMENTAL & FACILITIES SERVICES—0.2%
Covanta Holding Corp., 3.25%, 6/1/14(L2)(a) (Cost $110,000)	110,000	124,988

Total Investments (Cost $44,561,173)(b)	94.3%	50,420,340
Other Assets in Excess of Liabilities	5.7	3,021,258
NET ASSETS	100.0%	$53,441,598

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.2% of the net assets of the Fund.

(b)

At October 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $44,670,879 amounted to $5,749,461 which consisted of aggregate gross unrealized appreciation of $7,984,042 and aggregate gross unrealized depreciation of $2,234,581.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER ANALYST FUND

Schedule of Investments‡ (Continued) October 31, 2010

	SHARES	VALUE
COMMON STOCKS—84.5%
ADVERTISING—0.6%
Focus Media Holding Ltd. #*	388	$9,603
Interpublic Group of Cos., Inc., /The *	607	6,282
		15,885
AEROSPACE & DEFENSE—1.8%
BE Aerospace Inc. *	649	23,858
Goodrich Corp.	249	20,435
		44,293
AIR FREIGHT & LOGISTICS—0.3%
United Parcel Service Inc., Cl. B	109	7,340

APPAREL RETAIL—1.3%
Childrens Place Retail Stores Inc., /The *	184	8,107
J Crew Group Inc. *	85	2,719
TJX Cos., Inc.	216	9,912
Urban Outfitters Inc. *	388	11,939
		32,677
APPLICATION SOFTWARE—2.5%
Adobe Systems Inc. *	517	14,553
Ansys Inc. *	122	5,521
Nice Systems Ltd. #*	216	7,234
Salesforce.com Inc. *	96	11,142
Synchronoss Technologies Inc. *	461	9,824
Synopsys Inc. *	244	6,242
Taleo Corp., Cl. A *	312	8,951
		63,467
ASSET MANAGEMENT & CUSTODY BANKS—0.7%
Affiliated Managers Group Inc. *	40	3,424
BlackRock Inc.	38	6,498
Invesco Ltd.	346	7,958
		17,880
BIOTECHNOLOGY—11.7%
Actelion Ltd. *	1,075	53,644
Alexion Pharmaceuticals Inc. *	438	29,915
Arqule Inc. *	3,212	17,730
Celgene Corp. *	293	18,187
Cephalon Inc. *	668	44,382
Human Genome Sciences Inc. *	3,598	96,714
Metabolix Inc. *	1,208	16,864
United Therapeutics Corp. *	416	24,960
		302,396
BROADCASTING & CABLE TV—0.7%
Discovery Communications Inc., Series C *	366	14,223
Scripps Networks Interactive Inc.	73	3,715
		17,938
CABLE & SATELLITE—0.3%
Sirius XM Radio Inc.*	5,745	8,589

CASINOS & GAMING—0.0%
WMS Industries Inc.*	26	1,134

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COAL & CONSUMABLE FUELS—0.3%
Patriot Coal Corp. *	343	$4,627
Peabody Energy Corp.	68	3,597
		8,224
COMMUNICATIONS EQUIPMENT—2.4%
Alcatel-Lucent #*	2,587	8,977
Cisco Systems Inc. *	367	8,379
Corning Inc.	204	3,729
F5 Networks Inc. *	89	10,475
Polycom Inc. *	423	14,289
Qualcomm Inc.	180	8,123
Research In Motion Ltd. *	149	8,486
		62,458
COMPUTER HARDWARE—1.4%
Apple Inc. *	19	5,717
Hewlett-Packard Co.	706	29,694
		35,411
COMPUTER STORAGE & PERIPHERALS—0.5%
EMC Corp.*	663	13,930

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.6%
Bucyrus International Inc.	481	32,785
Westport Innovations Inc. *	528	9,567
		42,352
DATA PROCESSING & OUTSOURCED SERVICES—0.8%
Mastercard Inc.	58	13,924
Visa Inc., Cl. A	91	7,113
		21,037
DEPARTMENT STORES—0.6%
Kohl’s Corp.*	293	15,002

DIVERSIFIED BANKS—0.3%
Comerica Inc.	202	7,228

DIVERSIFIED METALS & MINING—0.4%
Cliffs Natural Resources Inc.	164	10,693

DRUG RETAIL—0.5%
CVS Caremark Corp.	312	9,398
Walgreen Co.	88	2,981
		12,379
EDUCATION SERVICES—0.4%
ITT Educational Services Inc.*	161	10,389

ELECTRONIC COMPONENTS—0.2%
Amphenol Corp.	100	5,013

ENVIRONMENTAL & FACILITIES SERVICES—0.3%
Waste Connections Inc.	168	6,844

FOOTWEAR—0.4%
NIKE Inc., Cl. B	132	10,750

	SHARES	VALUE
COMMON STOCKS—(CONT.)
GENERAL MERCHANDISE STORES—0.3%
Target Corp.	172	$8,934

GOLD—1.1%
Gammon Gold Inc. *	318	2,172
Goldcorp Inc.	115	5,128
Yamana Gold Inc.	1,908	20,969
		28,269
HEALTH CARE DISTRIBUTORS—0.2%
Owens & Minor Inc.	108	3,076
PharMerica Corp. *	153	1,536
		4,612
HEALTH CARE EQUIPMENT—2.3%
Edwards Lifesciences Corp. *	102	6,519
Insulet Corp. *	632	10,080
Intuitive Surgical Inc. *	34	8,940
MAKO Surgical Corp. *	850	9,163
NuVasive Inc. *	300	7,860
Thoratec Corp. *	493	16,092
		58,654
HEALTH CARE FACILITIES—1.2%
Community Health Systems Inc. *	225	6,768
Select Medical Holdings Corp. *	354	2,648
Universal Health Services Inc., Cl. B	550	22,698
		32,114
HEALTH CARE SERVICES—0.8%
Express Scripts Inc. *	176	8,540
Gentiva Health Services Inc. *	273	6,355
Medco Health Solutions Inc. *	125	6,566
		21,461
HOME ENTERTAINMENT SOFTWARE—0.7%
Activision Blizzard Inc.	1,233	14,143
Take-Two Interactive Software Inc. *	417	4,445
		18,588
HOME FURNISHING RETAIL—1.0%
Bed Bath & Beyond Inc. *	162	7,112
Williams-Sonoma Inc.	541	17,512
		24,624
HOME IMPROVEMENT RETAIL—0.6%
Lowe’s Companies, Inc.	737	15,720

HOMEBUILDING—0.3%
Toll Brothers Inc.*	367	6,584

HOTELS RESORTS & CRUISE LINES—3.3%
Carnival Corp.	261	11,267
Gaylord Entertainment Co. *	467	15,570
Home Inns & Hotels Management Inc. #*	377	19,287
Orient-Express Hotels Ltd., Cl. A *	861	10,900
Royal Caribbean Cruises Ltd. *	384	15,183

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOTELS RESORTS & CRUISE LINES—(CONT.)
Wyndham Worldwide Corporation	434	$12,478
		84,685
HOUSEHOLD PRODUCTS—0.2%
Church & Dwight Co., Inc.	96	6,322

HOUSEWARES & SPECIALTIES—0.3%
Tupperware Brands Corp.	201	9,007

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.3%
Towers Watson & Co.	159	8,176

HYPERMARKETS & SUPER CENTERS—0.4%
Wal-Mart Stores Inc.	180	9,751

INDUSTRIAL MACHINERY—1.6%
Clarcor Inc.	292	11,581
Danaher Corp.	474	20,553
SPX Corp.	154	10,327
		42,461
INDUSTRIAL REITS—0.2%
Dupont Fabros Technology Inc.	191	4,794

INTEGRATED OIL & GAS—0.5%
Chevron Corp.	67	5,535
ConocoPhillips	124	7,365
		12,900
INTERNET RETAIL—2.3%
Amazon.com Inc. *	89	14,697
Expedia Inc.	1,043	30,195
Shutterfly Inc. *	496	14,930
		59,822
INTERNET SOFTWARE & SERVICES—4.1%
eBay Inc. *	448	13,355
Google Inc., Cl. A *	6	3,678
GSI Commerce Inc. *	1,129	27,569
IAC/InterActiveCorp. *	361	10,072
LogMeIn, Inc. *	489	19,428
OpenTable Inc. *	202	12,393
VistaPrint Ltd. *	289	12,158
Yahoo! Inc. *	414	6,835
		105,488
INVESTMENT BANKING & BROKERAGE—0.8%
Goldman Sachs Group Inc., /The	75	12,071
Knight Capital Group Inc. *	237	3,088
Morgan Stanley	218	5,422
		20,581
IT CONSULTING & OTHER SERVICES—1.8%
Cognizant Technology Solutions Corp., Cl. A*	731	47,654

LEISURE PRODUCTS—1.9%
Coach Inc.	475	23,750

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LEISURE PRODUCTS—(CONT.)
Phillips-Van Heusen Corp.	415	$25,456
		49,206
LIFE & HEALTH INSURANCE—0.7%
Lincoln National Corp.	491	12,020
MetLife Inc.	171	6,896
		18,916
LIFE SCIENCES TOOLS & SERVICES—0.3%
ICON PLC #*	100	1,935
Parexel International Corp. *	300	6,450
		8,385
MANAGED HEALTH CARE—0.4%
Aetna Inc.	32	956
Amerigroup Corp. *	200	8,346
WellPoint Inc. *	12	652
		9,954
METAL & GLASS CONTAINERS—1.6%
Ball Corp.	330	21,238
Crown Holdings Inc. *	616	19,829
		41,067
MOVIES & ENTERTAINMENT—1.2%
Regal Entertainment Group, Cl. A	704	9,504
Viacom Inc., Cl. B	277	10,690
Walt Disney Co., /The	292	10,544
		30,738
OIL & GAS DRILLING—0.4%
Nabors Industries Ltd.*	546	11,411

OIL & GAS EQUIPMENT & SERVICES—0.6%
Cal Dive International Inc. *	401	2,029
Cameron International Corp. *	90	3,938
Halliburton Company	301	9,590
		15,557
OIL & GAS EXPLORATION & PRODUCTION—2.6%
Chesapeake Energy Corp.	488	10,590
Devon Energy Corp.	230	14,955
Nexen Inc.	1,269	27,018
Penn Virginia Corp.	82	1,215
Plains Exploration & Production Co. *	381	10,618
Quicksilver Resources Inc. *	125	1,871
		66,267
OTHER DIVERSIFIED FINANCIAL SERVICES—0.4%
JPMorgan Chase & Co.	252	9,483

PACKAGED FOODS & MEATS—0.4%
Flowers Foods Inc.	224	5,708
Ralcorp Holdings Inc. *	87	5,399
		11,107

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PERSONAL PRODUCTS—0.3%
Avon Products Inc.	220	$6,699

PHARMACEUTICALS—7.3%
Abbott Laboratories	38	1,950
Allergan Inc.	142	10,282
Auxilium Pharmaceuticals Inc. *	1,028	25,443
Medicis Pharmaceutical Corp., Cl. A	1,950	58,012
Mylan Inc. *	468	9,510
Optimer Pharmaceuticals Inc. *	3,517	33,025
Pfizer Inc.	441	7,673
Roche Holding AG	285	41,846
		187,741
PROPERTY & CASUALTY INSURANCE—0.1%
Travelers Cos., Inc., /The	59	3,257

PUBLISHING—0.4%
Valassis Communications Inc.*	288	9,504

REGIONAL BANKS—0.4%
CVB Financial Corp.	384	2,922
Iberiabank Corporation	123	6,402
		9,324
RESEARCH & CONSULTING SERVICES—0.4%
FTI Consulting Inc.*	325	11,525

RETAIL REITS—0.2%
Macerich Co., /The	127	5,665

SECURITY & ALARM SERVICES—0.3%
Geo Group Inc., /The*	273	7,002

SEMICONDUCTOR EQUIPMENT—1.1%
Lam Research Corp. *	319	14,607
Novellus Systems Inc. *	438	12,794
		27,401
SEMICONDUCTORS—3.7%
Applied Micro Circuits Corporation *	1,852	18,650
Atheros Communications Inc. *	336	10,429
Broadcom Corp., Cl. A	357	14,544
Marvell Technology Group Ltd. *	1,310	25,296
Micron Technology Inc. *	770	6,368
Monolithic Power Systems Inc. *	282	4,532
Netlogic Microsystems Inc. *	312	9,379
ON Semiconductor Corp. *	380	2,915
Skyworks Solutions Inc. *	109	2,497
		94,610
SOFT DRINKS—0.9%
Coca-Cola Co., /The	139	8,523
Hansen Natural Corp. *	142	7,272
PepsiCo Inc.	128	8,358
		24,153

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALIZED FINANCE—0.5%
CME Group Inc.	25	$7,241
NYSE Euronext	217	6,649
		13,890
SYSTEMS SOFTWARE—1.1%
Microsoft Corp.	422	11,242
Oracle Corp.	168	4,939
Red Hat Inc. *	314	13,270
		29,451
THRIFTS & MORTGAGE FINANCE—0.2%
Brookline Bancorp Inc.	528	5,143

TOBACCO—0.7%
Philip Morris International Inc.	309	18,076

TRUCKING—0.6%
Hertz Global Holdings Inc.*	1,328	15,033

WIRELESS TELECOMMUNICATION SERVICES—1.5%
American Tower Corp., Cl. A *	169	8,722
SBA Communications Corp. *	634	24,891
Syniverse Holdings Inc. *	175	5,336
		38,949
TOTAL COMMON STOCKS (Cost $1,814,708)		2,184,024

Total Investments (Cost $1,814,708)(a)	84.5%	2,184,024
Other Assets in Excess of Liabilities	15.5	400,707
NET ASSETS	100.0%	$2,584,731

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At October 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,817,992 amounted to $366,032 which consisted of aggregate gross unrealized appreciation of $416,407 and aggregate gross unrealized depreciation of $50,375.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments‡ October 31, 2010

	SHARES	VALUE
COMMON STOCKS—92.4%
AUSTRALIA—4.5%
BIOTECHNOLOGY—0.7%
CSL Ltd.	634	$20,389

COAL & CONSUMABLE FUELS—0.5%
Linc Energy Ltd.	7,604	14,450

DIVERSIFIED BANKS—0.9%
Australia & New Zealand Banking Group Ltd.	224	5,444
Commonwealth Bank of Australia	315	15,089
Westpac Banking Corp.	214	4,758
		25,291
DIVERSIFIED METALS & MINING—0.8%
Rio Tinto Ltd.	285	23,085

FOOD RETAIL—0.6%
Woolworths Ltd.	575	15,968

INTEGRATED OIL & GAS—0.8%
Origin Energy Ltd.	1,491	23,281

INVESTMENT BANKING & BROKERAGE—0.2%
Macquarie Group Ltd.	122	4,326

TOTAL AUSTRALIA (Cost $139,766)		126,790

BELGIUM—0.8%
BREWERS—0.8%
Anheuser-Busch InBev NV (Cost $19,752)	338	21,181

BERMUDA—1.4%
INVESTMENT BANKING & BROKERAGE—0.7%
Lazard Ltd., Cl. A	532	19,631

REINSURANCE—0.7%
Platinum Underwriters Holdings Ltd.	478	20,578

TOTAL BERMUDA (Cost $26,531)		40,209

BRAZIL—6.9%
DIVERSIFIED BANKS—0.2%
Banco Santander Brasil SA#	378	5,443

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES—0.4%
Cielo SA	1,240	10,666

DIVERSIFIED METALS & MINING—2.4%
Vale S.A.#	2,053	65,984

INTEGRATED OIL & GAS—1.4%
Petroleo Brasileiro SA#	1,091	37,226

OTHER DIVERSIFIED FINANCIAL SERVICES—1.2%
BM&F Bovespa SA	3,917	32,818

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BRAZIL—(CONT.)
PERSONAL PRODUCTS—1.3%
Hypermarcas SA*	2,270	$37,371

TOTAL BRAZIL (Cost $139,835)		189,508

CANADA—0.6%
COMMUNICATIONS EQUIPMENT—0.6%
Research In Motion Ltd.* (Cost $32,426)	306	17,427

CHINA—6.8%
ADVERTISING—1.0%
Focus Media Holding Ltd.#*	1,141	28,240

APPLICATION SOFTWARE—0.3%
VanceInfo Technologies Inc.#*	198	7,201

BREWERS—0.6%
Tsingtao Brewery Co., Ltd.	3,244	17,243

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.2%
Sany Heavy Equipment International Holdings Co., Ltd.	4,519	6,471

DIVERSIFIED BANKS—0.4%
Bank of China Ltd.	9,567	5,739
Industrial & Commercial Bank of China	7,452	5,999
		11,738
HOTELS RESORTS & CRUISE LINES—0.3%
Ctrip.com International Ltd.#*	152	7,915

INDUSTRIAL MACHINERY—0.2%
SmartHeat Inc.*	871	5,653

INTEGRATED OIL & GAS—0.2%
PetroChina Co., Ltd.	3,604	4,389

INTERNET SOFTWARE & SERVICES—1.7%
ChinaCache International Holdings Ltd. #*	70	1,691
Netease.com #*	1,101	46,021
		47,712
LIFE & HEALTH INSURANCE—0.3%
China Life Insurance Co., Ltd.	1,718	7,525

NETWORKING EQUIPMENT—0.2%
O-Net Communications Group Ltd.*	8,938	6,515

PACKAGED FOODS & MEATS—0.4%
China Minzhong Food Corp., Ltd. *	6,597	6,677
China Yurun Food Group Ltd.	1,491	5,771
		12,448
PAPER PRODUCTS—0.2%
Nine Dragons Paper Holdings Ltd.	3,332	5,373

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CHINA—(CONT.)
RESTAURANTS—0.5%
Country Style Cooking Restaurant#*	460	$13,598

SPECIALTY CHEMICALS—0.3%
Dongyue Group	18,048	7,963

TOTAL CHINA (Cost $122,212)		189,984

DENMARK—2.0%
HEAVY ELECTRICAL EQUIPMENT—0.5%
Vestas Wind Systems A/S*	417	13,306

PHARMACEUTICALS—1.5%
Novo Nordisk A/S	396	41,675

TOTAL DENMARK (Cost $69,558)		54,981

FINLAND—0.4%
INDUSTRIAL MACHINERY—0.4%
Kone OYJ (Cost $8,883)	207	11,090

FRANCE—3.0%
COMMUNICATIONS EQUIPMENT—0.4%
Alcatel-Lucent#*	2,917	10,237

HEALTH CARE SUPPLIES—0.1%
Essilor International SA	61	4,073

HEAVY ELECTRICAL EQUIPMENT—0.7%
Alstom SA	362	18,265

INTEGRATED OIL & GAS—0.8%
Total SA	385	20,917

MULTI-UTILITIES—1.0%
Veolia Environnement	962	28,252

TOTAL FRANCE (Cost $97,670)		81,744

GERMANY—2.7%
APPLICATION SOFTWARE—0.1%
SAP AG#	73	3,806

AUTOMOBILE MANUFACTURERS—0.2%
Porsche Automobil Holding SE	133	6,813

HEALTH CARE SERVICES—0.2%
Fresenius Medical Care AG & Co., KGaA	77	4,904

PHARMACEUTICALS—2.2%
Bayer AG	491	36,635
Merck KGAA	285	23,735
		60,370
TOTAL GERMANY (Cost $104,785)		75,893

	SHARES	VALUE
COMMON STOCKS—(CONT.)
GREECE—0.3%
MARINE PORTS & SERVICES—0.3%
Aegean Marine Petroleum Network Inc. (Cost $13,774)	520	$8,325

HONG KONG—4.5%
DISTRIBUTORS—0.2%
Li & Fung Ltd.	1,397	7,362

DIVERSIFIED CONSUMER SERVICES—0.7%
China Resources Enterprise Ltd.	4,785	20,094

ELECTRIC UTILITIES—0.5%
Hongkong Electric Holdings Ltd.	2,000	12,656

ELECTRONIC COMPONENTS—0.1%
Truly International Holdings	2,579	3,660

GAS UTILITIES—0.2%
China Resources Gas Group Ltd.	3,891	5,783

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.2%
GCL Poly Energy Holdings Ltd.*	16,076	5,123

MARINE—0.2%
Orient Overseas International Ltd.	542	4,755

OIL & GAS EXPLORATION & PRODUCTION—0.2%
CNOOC Ltd.	2,941	6,078

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.6%
Cheung Kong Holdings Ltd.	439	6,700
Hang Lung Properties Ltd.	1,180	5,754
Sun Hung Kai Properties Ltd.	245	4,182
		16,636
SPECIALIZED FINANCE—1.4%
Hong Kong Exchanges and Clearing Ltd.	1,756	38,648

WIRELESS TELECOMMUNICATION SERVICES—0.2%
China Mobile Ltd.	502	5,113

TOTAL HONG KONG (Cost $89,929)		125,908

INDIA—7.1%
AUTOMOBILE MANUFACTURERS—0.6%
Maruti Suzuki India Ltd.*	390	13,596

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.7%
Jain Irrigation Systems Ltd.	3,795	19,864

DISTILLERS & VINTNERS—0.5%
United Spirits Ltd.	436	14,676

DIVERSIFIED BANKS—0.7%
ICICI Bank Ltd.#	358	18,824

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INDIA—(CONT.)
HEAVY ELECTRICAL EQUIPMENT—1.0%
ABB Ltd. *	13	$241
Bharat Heavy Electricals Ltd. *	466	25,693
		25,934
IT CONSULTING & OTHER SERVICES—1.5%
Infosys Technologies Ltd.#	635	42,825

PERSONAL PRODUCTS—0.6%
Dabur India Ltd.*	7,370	16,544

TOBACCO—1.5%
ITC Ltd.	10,282	39,434

TOTAL INDIA (Cost $146,051)		191,697

IRELAND—0.4%
LIFE SCIENCES TOOLS & SERVICES—0.4%
ICON PLC#* (Cost $19,240)	590	11,417

ISRAEL—6.3%
APPLICATION SOFTWARE—1.6%
Nice Systems Ltd.#*	1,366	45,748

COMMUNICATIONS EQUIPMENT—1.8%
Ceragon Networks Ltd.*	4,449	49,206

IT CONSULTING & OTHER SERVICES—0.8%
Ness Technologies Inc.*	4,371	21,068

PHARMACEUTICALS—0.9%
Teva Pharmaceutical Industries Ltd.#	488	25,327

SEMICONDUCTORS—1.2%
Mellanox Technologies Ltd.*	1,366	31,445

TOTAL ISRAEL (Cost $176,328)		172,794

ITALY—0.2%
OIL & GAS EQUIPMENT & SERVICES—0.2%
Tenaris SA (Cost $4,964)	277	5,743

JAPAN—11.9%
AUTO PARTS & EQUIPMENT—0.3%
Denso Corp.	278	8,653

AUTOMOBILE MANUFACTURERS—0.9%
Honda Motor Co., Ltd.	390	14,232
Suzuki Motor Corp.	381	9,293
		23,525
BUILDING PRODUCTS—0.6%
Asahi Glass Co., Ltd.	1,737	16,684

	SHARES	VALUE
COMMON STOCKS—(CONT.)
JAPAN—(CONT.)
CONSUMER ELECTRONICS—1.2%
Sony Corp.	966	$32,288

ELECTRONIC COMPONENTS—0.2%
Nidec Corp.	54	5,341

ELECTRONIC EQUIPMENT MANUFACTURERS—0.8%
Keyence Corp.	52	12,890
Kyocera Corp.	88	8,780
		21,670
GAS UTILITIES—0.7%
Tokyo Gas Co., Ltd.	3,883	18,286

HOME ENTERTAINMENT SOFTWARE—0.1%
Nintendo Co., Ltd.	14	3,627

INDUSTRIAL MACHINERY—0.6%
Fanuc Ltd.	115	16,646

INTEGRATED TELECOMMUNICATION SERVICES—0.2%
Nippon Telegraph & Telephone Corp.	137	6,222

PHARMACEUTICALS—3.3%
Astellas Pharma Inc.	1,003	37,313
Chugai Pharmaceutical Co., Ltd.	193	3,379
Daiichi Sankyo Co., Ltd.	174	3,686
Takeda Pharmaceutical Co., Ltd.	1,087	50,919
		95,297
TOBACCO—0.7%
Japan Tobacco Inc.	6	18,661

TRADING COMPANIES & DISTRIBUTORS—0.1%
Mitsubishi Corp.	137	3,294

WIRELESS TELECOMMUNICATION SERVICES—2.2%
KDDI Corp.	3	16,159
NTT DoCoMo Inc.	27	45,458
		61,617
TOTAL JAPAN (Cost $317,576)		331,811

LUXEMBOURG—0.2%
SPECIALTY STORES—0.2%
L’Occitane International SA* (Cost $4,933)	2,167	6,430

MEXICO—0.8%
PRECIOUS METALS & MINERALS—0.8%
Fresnillo PLC (Cost $18,277)	1,087	21,771

NETHERLANDS—2.1%
CONSTRUCTION & ENGINEERING—0.9%
Chicago Bridge & Iron Co., NV#*	1,032	26,017

	SHARES	VALUE
COMMON STOCKS—(CONT.)
NETHERLANDS—(CONT.)
CONSUMER ELECTRONICS—0.1%
Koninklijke Philips Electronics NV	109	$3,296

INTEGRATED TELECOMMUNICATION SERVICES—1.1%
Koninklijke KPN NV	1,812	30,257

TOTAL NETHERLANDS (Cost $69,449)		59,570

NORWAY—1.3%
INTEGRATED TELECOMMUNICATION SERVICES—0.5%
Telenor ASA	946	15,253

OIL & GAS EQUIPMENT & SERVICES—0.8%
Acergy SA	1,160	23,427

TOTAL NORWAY (Cost $22,699)		38,680

SINGAPORE—0.5%
AIRLINES—0.5%
Singapore Airlines Ltd. (Cost $14,008)	1,187	14,508

SOUTH AFRICA—0.5%
APPLICATION SOFTWARE—0.5%
Net 1 UEPS Technologies Inc.* (Cost $27,640)	1,030	12,700

SPAIN—0.2%
INTEGRATED TELECOMMUNICATION SERVICES—0.2%
Telefonica SA (Cost $5,345)	225	6,074

SWEDEN—0.6%
MULTI-SECTOR HOLDINGS—0.6%
Investor AB, Cl. B (Cost $14,239)	827	16,971

SWITZERLAND—9.5%
BIOTECHNOLOGY—1.2%
Actelion Ltd.*	668	33,333

DIVERSIFIED CAPITAL MARKETS—1.7%
Credit Suisse Group AG	449	18,546
UBS AG *	1,672	28,304
		46,850
HEALTH CARE EQUIPMENT—2.0%
Synthes Inc.*	472	56,305

HEALTH CARE SUPPLIES—0.6%
Alcon Inc.	95	15,933

INTEGRATED TELECOMMUNICATION SERVICES—0.2%
Swisscom AG	11	4,595

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SWITZERLAND—(CONT.)
LEISURE PRODUCTS—0.2%
Swatch Group AG, /The	18	$6,879

MARINE—0.1%
Kuehne + Nagel International AG	40	4,946

PACKAGED FOODS & MEATS—1.2%
Nestle SA	596	32,642

PHARMACEUTICALS—2.2%
Novartis AG	396	22,956
Roche Holding AG	268	39,350
		62,306
RESEARCH & CONSULTING SERVICES—0.1%
SGS SA	2	3,201

TOTAL SWITZERLAND (Cost $299,364)		266,990

TAIWAN—1.9%
COMMUNICATIONS EQUIPMENT—0.2%
Wistron NeWeb Corp.*	2,494	5,378

COMPUTER HARDWARE—0.2%
Wistron Corp.*	2,351	4,832

DISTRIBUTORS—0.2%
WPG Holdings Co., Ltd.*	2,729	5,074

ELECTRONIC MANUFACTURING SERVICES—0.3%
Hon Hai Precision Industry Co., Ltd.*	2,123	8,047

SEMICONDUCTORS—1.0%
Ralink Technology Corp.	892	3,352
Taiwan Semiconductor Manufacturing Co., Ltd. #	2,373	25,889
		29,241
TOTAL TAIWAN (Cost $39,042)		52,572

UNITED KINGDOM—14.1%
AEROSPACE & DEFENSE—1.1%
Rolls-Royce Group PLC *	186,485	30,060
		30,060
BREWERS—0.3%
SABMiller PLC	296	9,597

DISTILLERS & VINTNERS—0.1%
Diageo PLC	199	3,673

DIVERSIFIED BANKS—0.7%
HSBC Holdings PLC	1,994	20,738

DIVERSIFIED METALS & MINING—1.6%
Eurasian Natural Resources Corp.	1,529	21,327
Vedanta Resources PLC	708	23,539
		44,866

	SHARES	VALUE
COMMON STOCKS—(CONT.)
UNITED KINGDOM—(CONT.)
ELECTRIC UTILITIES—0.1%
Scottish & Southern Energy PLC	203	$3,750

HEALTH CARE EQUIPMENT—1.0%
Smith & Nephew PLC	3,010	26,478

HOUSEHOLD PRODUCTS—0.1%
Reckitt Benckiser Group PLC	64	3,580

INTEGRATED OIL & GAS—2.1%
BG Group PLC *	1,326	25,825
BP PLC	4,969	33,901
		59,726
PACKAGED FOODS & MEATS—0.5%
Associated British Foods PLC	861	14,444

PHARMACEUTICALS—3.8%
AstraZeneca PLC	1,230	61,677
Shire PLC	1,773	41,789
		103,466
PUBLISHING—0.7%
Pearson PLC	1,324	20,249

RESTAURANTS—0.8%
Compass Group PLC	2,657	21,776

TOBACCO—1.2%
British American Tobacco PLC	375	14,301
Imperial Tobacco Group PLC	593	18,993
		33,294
TOTAL UNITED KINGDOM (Cost $412,515)		395,697

UNITED STATES—0.9%
DISTILLERS & VINTNERS—0.9%
Central European Distribution Corp.* (Cost $52,354)	972	24,271

TOTAL COMMON STOCKS (Cost $2,509,145)		2,572,736

CONVERTIBLE PREFERRED STOCK—0.7%
BRAZIL—0.7%
DIVERSIFIED METALS & MINING—0.7%
Vale Capital II, 6.75%, 6/15/2012*,(L2) (Cost $10,000)	200	18,700

Total Investments (Cost $2,519,145)(a)	93.1%	2,591,436
Other Assets in Excess of Liabilities	6.9	190,874

NET ASSETS	100.0%	$2,782,310

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At October 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $2,539,498 amounted to $51,938 which consisted of aggregate gross unrealized appreciation of $338,094 and aggregate gross unrealized depreciation of $286,156.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments‡ October 31, 2010

	SHARES	VALUE
COMMON STOCKS—69.9%
ADVERTISING—0.2%
Focus Media Holding Ltd.#*	1,170	$28,958

AEROSPACE & DEFENSE—0.7%
L-3 Communications Holdings Inc.	1,430	103,232

AIR FREIGHT & LOGISTICS—0.6%
FedEx Corp.	1,030	90,352

APPAREL RETAIL—1.0%
J Crew Group Inc.*	4,530	144,914

APPLICATION SOFTWARE—1.5%
Adobe Systems Inc.*+	7,595	213,799

ASSET MANAGEMENT & CUSTODY BANKS—0.7%
BlackRock Inc.	530	90,625

AUTO PARTS & EQUIPMENT—0.9%
Lear Corp.*	1,475	130,390

BIOTECHNOLOGY—4.2%
Human Genome Sciences Inc. *+	10,700	287,616
Metabolix Inc. *+	23,470	327,642
		615,258
COAL & CONSUMABLE FUELS—1.5%
Peabody Energy Corp. +	2,060	108,975
SouthGobi Resources Ltd. *	9,190	98,548
		207,523
COMMUNICATIONS EQUIPMENT—2.4%
Cisco Systems Inc. *+	8,255	188,462
Qualcomm Inc.	3,020	136,293
Sonus Networks Inc. *	9,640	29,980
		354,735
COMPUTER & ELECTRONICS RETAIL—2.0%
GameStop Corp., Cl. A*	14,695	288,904

COMPUTER HARDWARE—9.4%
Apple Inc. *+	2,310	695,009
Hewlett-Packard Co. +	16,005	673,170
		1,368,179
COMPUTER STORAGE & PERIPHERALS—1.5%
EMC Corp.*+	10,355	217,559

CONSTRUCTION & ENGINEERING—0.7%
Aecom Technology Corp.*	3,995	105,828

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.4%
ArvinMeritor Inc. *	6,625	109,843
Westport Innovations Inc. *	5,550	100,566
		210,409
DATA PROCESSING & OUTSOURCED SERVICES—1.0%
Mastercard Inc.+	610	146,437

DIVERSIFIED METALS & MINING—2.9%
Cliffs Natural Resources Inc.	2,415	157,458

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DIVERSIFIED METALS & MINING—(CONT.)
Thompson Creek Metals Co., Inc. *	12,075	$145,383
Walter Energy, Inc.	1,245	109,510
		412,351
GOLD—1.3%
Goldcorp Inc.+	4,330	193,075

HEALTH CARE EQUIPMENT—1.0%
Covidien PLC	3,310	131,969

HEALTH CARE FACILITIES—0.7%
Universal Health Services Inc., Cl. B	2,470	101,937

HOME ENTERTAINMENT SOFTWARE—2.1%
Activision Blizzard Inc.+	26,355	302,291

HOTELS RESORTS & CRUISE LINES—4.5%
Gaylord Entertainment Co. *+	6,190	206,375
Morgans Hotel Group Co. *+	27,325	220,512
Orient-Express Hotels Ltd., Cl. A *	17,410	220,410
		647,297
INDUSTRIAL MACHINERY—4.4%
Flowserve Corp.	4,130	412,999
Ingersoll-Rand PLC +	5,475	215,222
		628,221
INTERNET RETAIL—2.0%
NetFlix Inc.*	1,680	291,480

INTERNET SOFTWARE & SERVICES—1.8%
GSI Commerce Inc. *+	6,680	163,126
Sina Corp. *	1,910	107,533
		270,659
INVESTMENT BANKING & BROKERAGE—1.6%
Lazard Ltd., Cl. A	6,175	227,857

LEISURE PRODUCTS—1.2%
Phillips-Van Heusen Corp.	2,820	172,979

LIFE & HEALTH INSURANCE—0.6%
MetLife Inc.	2,165	87,314

MOVIES & ENTERTAINMENT—2.0%
Walt Disney Co., /The	8,090	292,129

OIL & GAS DRILLING—1.0%
Nabors Industries Ltd.*	6,950	145,255

OIL & GAS EQUIPMENT & SERVICES—1.2%
Halliburton Company	3,210	102,270
Schlumberger Ltd.	1,095	76,530
		178,800
OIL & GAS EXPLORATION & PRODUCTION—2.6%
Devon Energy Corp. +	2,740	178,155
Nexen Inc.	6,695	142,537

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
Plains Exploration & Production Co. *	2,280	$63,544
		384,236
PHARMACEUTICALS—1.7%
Mylan Inc. *	6,850	139,192
Optimer Pharmaceuticals Inc. *	11,345	106,530
		245,722
RAILROADS—1.3%
CSX Corp.	3,050	187,423

RESIDENTIAL REITS—0.1%
American Campus Communities, Inc.	425	13,443

RESTAURANTS—0.9%
McCormick & Schmick’s Seafood Restaurants Inc.*	15,250	136,183

SEMICONDUCTOR EQUIPMENT—1.4%
Lam Research Corp.*+	4,540	207,887

SEMICONDUCTORS—2.2%
Altera Corp.	3,885	121,251
Marvell Technology Group Ltd. *+	8,040	155,251
Texas Instruments Inc.	1,250	36,963
		313,465
SPECIALIZED FINANCE—0.7%
CME Group Inc.	370	107,171

TRUCKING—1.0%
Hertz Global Holdings Inc.*	13,600	153,952

TOTAL COMMON STOCKS (Cost $9,658,361)		10,150,198

CONVERTIBLE PREFERRED STOCK—0.8%
BIOTECHNOLOGY—0.8%
Merrimack Pharmaceuticals Inc., Cl. B, /Restricted *,(L3),(a)	11,652	67,442
Merrimack Pharmaceuticals Inc., Cl. C, /Restricted *,(L3),(b)	12,149	45,559
		113,001
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $113,001)		113,001

MANDATORY CONVERTIBLE PREFERRED STOCK—0.7%
OIL & GAS EXPLORATION & PRODUCTION—0.7%
Apache Corp., 6.00%, 08/1/13* (Cost $82,550)	1,651	96,088

PREFERRED STOCKS—1.0%
OTHER DIVERSIFIED FINANCIAL SERVICES—1.0%
JPMorgan Chase & Co., 8.63%, 09/1/13 (Cost $140,753)	5,075	140,070

	CONTRACTS	VALUE
PURCHASED OPTIONS—0.0%
PUT OPTIONS—0.0%
Cliffs Natural Resources Inc./ January/ 65 (Cost $7,830)	10	$5,850

Total Investments (Cost $10,002,495)(c)	72.4%	10,505,207
Other Assets in Excess of Liabilities	27.6	4,022,269

NET ASSETS	100.0%	$14,527,476

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
+	All or a portion of this security is held as collateral for securities sold short.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.
(a)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $67,442 and represents 0.5% of the net assets of the Fund.

(b)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $45,559 and represents 0.3% of the net assets of the Fund.

(c)

At October 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $10,118,095 amounted to $387,112 which consisted of aggregate gross unrealized appreciation of $815,780 and aggregate gross unrealized depreciation of $428,668.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND

Securities Sold Short‡ October 31, 2010

	SHARES	VALUE
COMMON STOCKS—(26.5)%
AEROSPACE & DEFENSE—(0.8)%
Northrop Grumman Corp.	1,850	$116,939

APPAREL RETAIL—(1.5)%
Citi Trends Inc.*	5,690	119,376
VF Corp.	1,200	99,888
		219,264
APPLICATION SOFTWARE—(2.3)%
SAP AG#	4,315	223,214
Blackboard Inc.*	2,625	109,568
		332,782
ASSET MANAGEMENT & CUSTODY BANKS—(0.7)%
Northern Trust Corp.	1,445	71,715
Waddell & Reed Financial Inc., Cl. A	1,265	36,774
		108,489
BIOTECHNOLOGY—(2.0)%
Amgen Inc.*	2,440	139,544
Biogen Idec Inc.*	2,370	148,623
		288,167
CABLE & SATELLITE—(1.3)%
Cablevision Systems Corp.	7,285	194,801

COMMUNICATIONS EQUIPMENT—(1.1)%
Telefonaktiebolaget LM Ericsson#	15,015	165,015

COMPUTER HARDWARE—(0.6)%
Dell Inc.*	5,915	85,058

CONSTRUCTION MATERIALS—(1.0)%
Martin Marietta Materials Inc.	1,720	138,426

DATA PROCESSING & OUTSOURCED SERVICES—(1.4)%
Genpact Ltd.*	5,580	88,722
Broadridge Financial Solutions	4,855	106,810
		195,532
DEPARTMENT STORES—(0.4)%
JC Penney Co., Inc.	1,645	51,291

EXCHANGE TRADED FUNDS—(1.4)%
SPDR S&P 500 ETF Trust	1,765	209,205

FOOD RETAIL—(1.3)%
Safeway Inc.	1,575	36,068
Whole Foods Market Inc.*	3,670	145,882
		181,950
HEALTH CARE EQUIPMENT—(0.6)%
CR Bard Inc.	820	68,158
Becton Dickinson and Co.	300	22,656
		90,814
HOTELS RESORTS & CRUISE LINES—(1.4)%
Marriott International Inc., Cl. A	960	35,568
Starwood Hotels & Resorts Worldwide Inc.	3,145	170,270
		205,838
HOUSEHOLD PRODUCTS—(0.3)%
Colgate-Palmolive Co.	475	36,632

INTEGRATED OIL & GAS—(0.1)%
Hess Corp.	285	17,964

	SHARES	VALUE
COMMON STOCKS (CONT.)—(26.5)%
INTERNET SOFTWARE & SERVICES—(0.7)%
MercadoLibre Inc.*	1,570	$103,824

IT CONSULTING & OTHER SERVICES—(0.4)%
SAIC Inc.*	3,655	56,799

OIL & GAS EXPLORATION & PRODUCTION—(2.7)%
Ultra Petroleum Corp.*	1,150	47,323
Apache Corp.	1,155	116,678
Cabot Oil & Gas Corp.	340	9,853
EOG Resources Inc.	2,275	217,764
		391,618
PACKAGED FOODS & MEATS—(1.0)%
Green Mountain Coffee Roasters*	4,185	138,063

PROPERTY & CASUALTY INSURANCE—(0.6)%
Chubb Corp.	1,390	80,648

REGIONAL BANKS—(0.7)%
Keycorp	4,685	38,370
SunTrust Banks Inc.	2,365	59,172
		97,542
SPECIALIZED REITS—(0.9)%
Host Hotels & Resorts Inc.	8,450	134,271

SYSTEMS SOFTWARE—(0.5)%
VMware Inc., Cl. A*	855	65,373

TRUCKING—(1.0)%
Landstar System Inc.	2,095	78,814
Werner Enterprises Inc.	3,410	72,701
		151,515

TOTAL (proceeds $3,796,815)		$3,857,820

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Options Written‡ October 31, 2010

	CONTRACTS	SHARES SUBJECT TO PUT/ CALL	VALUE
PUT OPTIONS WRITTEN
Cliffs Natural Resources Inc./ January/ 57.50	10	1,000	2,720

TOTAL PUT OPTIONS WRITTEN (Premiums Received $4,620)			2,720

CALL OPTIONS WRITTEN
Cliffs Natural Resources Inc./ January/ 70	10	1,000	3,550

TOTAL CALL OPTIONS WRITTEN (Premiums Received $3,620)			3,550

TOTAL OPTIONS WRITTEN (Premiums Received $8,240)			$6,270

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

See Notes to Financial Statements.

(This page has been intentionally left blank.)

THE ALGER FUNDS II

Statements of Assets and Liabilities October 31, 2010

	Alger Spectra Fund	Alger Green Fund
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$694,461,070	$50,420,340
Cash and cash equivalents	21,217,394	2,636,480
Foreign cash****	—	—
Receivable for investment securities sold	31,796,898	757,065
Receivable for shares of beneficial interest sold	3,297,426	136,357
Dividends and interest receivable	512,891	26,805
Receivable from Investment Manager	—	9,848
Prepaid expenses	83,078	34,054
Total Assets	751,368,757	54,020,949
LIABILITIES:
Securities sold short, at value**	56,028,233	—
Payable for investment securities purchased	41,419,197	352,599
Written options outstanding***	—	—
Payable for shares of beneficial interest redeemed	488,603	137,948
Accrued investment advisory fees	480,401	31,952
Accrued transfer agent fees	97,971	11,573
Accrued distribution fees	161,557	12,800
Accrued administrative fees	14,679	1,237
Accrued shareholder servicing fees	7,791	640
Dividends payable	6,962	—
Accrued other expenses	97,630	30,602
Total Liabilities	98,803,024	579,351
NET ASSETS	$652,565,733	$53,441,598
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	658,274,211	54,956,143
Undistributed net investment income	201,742	—
Undistributed net realized gain (accumulated realized loss)	(36,360,874)	(7,373,712)
Net unrealized appreciation on investments	30,450,654	5,859,167
NET ASSETS	$652,565,733	$53,441,598

*Identified cost	$662,467,593	$44,561,173
**Proceeds received on short sales	$54,485,411	$—
*** Proceeds received on written options	$—	$—
****Cost of foreign cash	$—	$—

See Notes to Financial Statements.

	Alger Analyst Fund	Alger International Opportunities Fund	Alger Dynamic Opportunities Fund
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$2,184,024	$2,591,436	$10,505,207
Cash and cash equivalents	411,458	150,819	7,540,974
Foreign cash****	—	23,583	—
Receivable for investment securities sold	45,046	—	1,126,642
Receivable for shares of beneficial interest sold	—	—	328,000
Dividends and interest receivable	631	7,846	5,765
Receivable from Investment Manager	11,495	16,212	5,370
Prepaid expenses	26,681	26,699	17,029
Total Assets	2,679,335	2,816,595	19,528,987
LIABILITIES:
Securities sold short, at value**	—	—	3,857,820
Payable for investment securities purchased	39,968	—	1,080,753
Written options outstanding***	—	—	6,270
Payable for shares of beneficial interest redeemed	27,477	—	9,212
Accrued investment advisory fees	1,855	2,350	13,889
Accrued transfer agent fees	2,251	2,652	2,158
Accrued distribution fees	650	674	2,894
Accrued administrative fees	60	65	318
Accrued shareholder servicing fees	35	35	191
Dividends payable	—	—	2,469
Accrued other expenses	22,308	28,509	25,537
Total Liabilities	94,604	34,285	5,001,511
NET ASSETS	$2,584,731	$2,782,310	$14,527,476
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	2,635,984	3,517,540	14,199,400
Undistributed net investment income	—	12,834	885
Undistributed net realized gain (accumulated realized loss)	(420,592)	(821,582)	(116,485)
Net unrealized appreciation on investments	369,339	73,518	443,676
NET ASSETS	$2,584,731	$2,782,310	$14,527,476

*Identified cost	$1,814,708	$2,519,145	$10,002,495
**Proceeds received on short sales	$—	$—	$3,796,815
*** Proceeds received on written options	$—	$—	$8,240
****Cost of foreign cash	$—	$22,754	$—

THE ALGER FUNDS II

Statements of Assets and Liabilities October 31, 2010 (continued)

	Alger Spectra Fund	Alger Green Fund
NET ASSETS BY CLASS
Class A	$488,871,615	$37,544,572
Class C	$47,350,754	$2,436,423
Class I	$116,343,364	$13,460,603
SHARES OF BENEFICIAL INTEREST OUTSTANDING—NOTE 6
Class A	43,158,684	6,227,901
Class C	4,237,129	410,428
Class I	10,218,116	2,235,703

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$11.33	$6.03

Class A — Offering Price Per Share (includes 5.25% sales charge)	$11.95	$6.36
Class C — Net Asset Value Per Share	$11.18	$5.94
Class I — Net Asset Value Per Share	$11.39	$6.02

See Notes to Financial Statements.

	Alger Analyst Fund	Alger International Opportunities Fund	Alger Dynamic Opportunities Fund
NET ASSETS BY CLASS
Class A	$2,235,924	$2,023,473	$14,527,476
Class C	$166,056	$136,798	$—
Class I	$182,751	$622,039	$—
SHARES OF BENEFICIAL INTEREST OUTSTANDING—NOTE 6
Class A	234,421	241,502	1,376,909
Class C	17,689	16,665	—
Class I	19,181	74,310	—

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$9.54	$8.38	$10.55

Class A — Offering Price Per Share (includes 5.25% sales charge)	$10.07	$8.84	$11.14
Class C — Net Asset Value Per Share	$9.39	$8.21	—
Class I — Net Asset Value Per Share	$9.53	$8.37	—

THE ALGER FUNDS II

Statements of Operations

For the year ended October 31, 2010

	Alger Spectra Fund	Alger Green Fund
INCOME
Dividends (net of foreign withholding taxes*)	$5,943,457	$477,191
Interest	15,854	4,499
Other	834	54
Total Income	5,960,145	481,744
EXPENSES
Advisory fees—Note 3(a)	4,587,261	330,456
Distribution fees—Note3(f):
Class A	999,090	86,188
Class C	235,813	19,954
Class I	216,196	25,181
Administrative fees—Note 3(a)	140,166	12,799
Dividends on securities sold short	824,222	—
Custodian fees	111,085	15,990
Interest expenses	78	—
Borrowing fees on short sales	794,115	—
Transfer agent fees and expenses—Note 3(b)	549,341	72,074
Printing fees	178,575	25,500
Professional fees	121,317	30,719
Registration fees	90,038	40,368
Trustee fees—Note 3(e)	19,113	17,794
Miscellaneous	88,523	13,217
Total Expenses	8,954,933	690,240
Less, expense reimbursements Note 3(a)	(12,783)	(93,485)
Net Expenses	8,942,150	596,755
NET INVESTMENT INCOME (LOSS)	(2,982,005)	(115,011)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain on investments and purchased options	57,351,713	1,364,045
Net realized gain (loss) on foreign currency transactions	(208,221)	(70)
Net realized gain on options written	—	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	33,751,275	4,469,308

Net change in unrealized appreciation (depreciation) on written options	—	—
Net realized and unrealized gain on investments, options and foreign currency	90,894,767	5,833,283

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$87,912,762	$5,718,272

*Foreign withholding taxes	$29,427	$2,030

See Notes to Financial Statements.

	Alger Analyst Fund	Alger International Opportunities Fund	Alger Dynamic Opportunities Fund*
INCOME
Dividends (net of foreign withholding taxes*)	$13,946	$49,065	$52,367
Interest	86	49	5,418
Other	65	126	61
Total Income	14,097	49,240	57,846
EXPENSES
Advisory fees—Note 3(a)	19,842	26,477	135,273
Distribution fees—Note3(f):
Class A	5,103	4,878	28,182
Class C	1,479	1,327	—
Class I	364	1,409	—
Administrative fees—Note 3(a)	642	728	3,100
Dividends on securities sold short	—	—	35,002
Custodian fees	13,306	59,091	50,403
Interest expenses	—	—	—
Borrowing fees on short sales	—	—	16,076
Transfer agent fees and expenses—Note 3(b)	13,577	14,560	9,381
Printing fees	8,314	7,765	7,641
Professional fees	23,253	27,416	31,006
Registration fees	36,994	37,053	29,236
Trustee fees—Note 3(e)	17,652	17,692	18,816
Miscellaneous	5,401	5,455	6,800
Total Expenses	145,927	203,851	370,916
Less, expense reimbursements Note 3(a)	(116,773)	(160,556)	(87,928)
Net Expenses	29,154	43,295	282,988
NET INVESTMENT INCOME (LOSS)	(15,057)	5,945	(225,142)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain on investments and purchased options	208,715	39,404	38,901
Net realized gain (loss) on foreign currency transactions	37	(2,100)	(4,786)
Net realized gain on options written	—	—	983
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	203,097	170,279	441,706

Net change in unrealized appreciation (depreciation) on written options	—	—	1,970
Net realized and unrealized gain on investments, options and foreign currency	411,849	207,583	478,774

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$396,792	$213,528	$253,632

*Foreign withholding taxes	$248	$3,862	$623

* Commenced operations November 2, 2010.

THE ALGER FUNDS II

Statements of Changes in Net Assets

	Alger Spectra Fund
	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
Net investment income (loss)	$(2,982,005)	$(651,164)
Net realized gain (loss) on investments, options and foreign currency	57,143,492	5,328,801
Net change in unrealized appreciation on investments, options and foreign currency	33,751,275	49,721,977
Net increase in net assets resulting from operations	87,912,762	54,399,614
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—
Class C	—	—
Class I	—	—
Return of capital
Class A	—	—
Class C	—	—
Class I	—	—
Total dividends and distributions to shareholders	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	140,678,299	56,635,704
Class C	38,954,190	4,460,220
Class I	36,476,386	62,730,510
Net increase from shares of beneficial interest transactions—Note 6	216,108,875	123,826,434
Total increase	304,021,637	178,226,048
Net Assets:
Beginning of period	348,544,096	170,318,048
END OF PERIOD	$652,565,733	$348,544,096
Undistributed net investment income (accumulated loss)	$201,742	$90,081

See Notes to Financial Statements.

	Alger Green Fund		Alger Analyst Fund		Alger International Opportunities Fund
	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
Net investment income (loss)	$(115,011)	$(31,684)	$(15,057)	$(9,447)	$5,945	$8,493
Net realized gain (loss) on investments, options and foreign currency	1,363,975	(4,973,349)	208,752	(395,379)	37,304	(738,877)
Net change in unrealized appreciation on investments, options and foreign currency	4,469,308	9,225,788	203,097	750,734	170,279	1,189,972
Net increase in net assets resulting from operations	5,718,272	4,220,755	396,792	345,908	213,528	459,588
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—	—	—	—	(10,661)
Class C	—	—	—	—	—	(477)
Class I	—	—	—	—	—	(495)
Return of capital
Class A	—	—	—	—	—	(16,071)
Class C	—	—	—	—	—	(719)
Class I	—	—	—	—	—	(745)
Total dividends and distributions to shareholders	—	—	—	—	—	(29,168)
Increase (decrease) from shares of beneficial interest transactions:
Class A	5,903,836	1,599,587	169,317	55,079	(16,636)	(391,239)
Class C	1,184,245	889,187	15,479	28,608	24,805	14,668
Class I	5,646,888	5,802,181	103	59,882	74,237	386,609
Net increase from shares of beneficial interest transactions—Note 6	12,734,969	8,290,955	184,899	143,569	82,406	10,038
Total increase	18,453,241	12,511,710	581,691	489,477	295,934	440,458
Net Assets:
Beginning of period	34,988,357	22,476,647	2,003,040	1,513,563	2,486,376	2,045,918
END OF PERIOD	$53,441,598	$34,988,357	$2,584,731	$2,003,040	$2,782,310	$2,486,376
Undistributed net investment income (accumulated loss)	$—	$(96)	$—	$(105)	$12,834	$(857)

THE ALGER FUNDS II

Statements of Changes in Net Assets (Continued)

Alger Dynamic Opportunities Fund*
For the Period Ended October 31, 2010
Net investment loss	$(225,142)
Net realized gain on investments, options and foreign currency	35,098
Net change in unrealized appreciation on investments, options and foreign currency	443,676
Net increase in net assets resulting from operations	253,632
Increase (decrease) from shares of beneficial interest transactions:
Class A	14,273,844
Net increase from shares of beneficial interest transactions—Note 6	14,273,844
Total increase	14,527,476
Net Assets:
Beginning of period	—
END OF PERIOD	$14,527,476
Undistributed net investment income	$885

* Commenced operations November 2, 2010.

See Notes to Financial Statements.

THE ALGER FUNDS II

Statement of Cash Flows

For the year ended October 31, 2010

	Alger Spectra Fund	Alger Dynamic Opportunities Fund*
INCREASE (DECREASE) IN CASH
Cash flows from operating activities:
Net increase in net assets resulting from operations	$87,912,762	$253,632
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(1,444,319,247)	(31,505,317)
Proceeds from disposition of investment securities	1,201,350,476	21,509,175
Sale of short-term investments securities, net	3,749,903	—
Decrease in securities sold short	29,968,214	3,853,995
Decrease in restricted cash	650,000	—
Bond amortization	(2,066))	(3,387)
Net options premium	—	(12,021)
Increase in interest and dividends receivable	(358,837)	(5,765)
Increase in receivable for securities sold	(13,648,695)	(1,126,642)
Decrease in payable for securities purchased	28,614,293	1,080,753
Increase in prepaid expenses	(33,351)	(17,029)
Decrease (increase) in receivable from Investment Advisor	3,099	(5,369)
Decrease in accrued expenses	373,121	44,984
Decrease (increase) in dividends payable	(21,011)	2,469
Unrealized appreciation on investments	(33,751,275)	(443,676)
Realized gain on investments	(56,927,619)	(39,884)
Net use of cash in operating activities	(196,440,233)	(6,414,082)

Cash flows from financing activities:
Proceeds from shares sold	358,779,381	18,653,601
Payments on shares redeemed	(143,526,946)	(4,698,545)
Net use of cash in financing activities	215,252,435	13,955,056
Net increase in cash	18,812,202	7,540,974

Unrestricted Cash:
Beginning balance	2,405,192	—
Ending balance	$21,217,394	$7,540,974

* Commenced operations November 2, 2010.

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund

	Class A
	Year ended 10/31/2010		Year ended 10/31/2009		Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$9.28		$7.07		$12.00	$8.49	$6.94
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.04)		(0.02)		(0.07)	(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments	2.09		2.23		(4.86)	3.59	1.65
Total from investment operations	2.05		2.21		(4.93)	3.51	1.55
Net asset value, end of period	$11.33		$9.28		$7.07	$12.00	$8.49
Total return(ii)	22.0%		31.4%		(41.1)%	41.3%	22.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$488,872		$280,139		$170,147	$329,830	$191,387
Ratio of gross expenses to average net assets	1.58	%(iii)	1.90	%(iv)	2.01%	2.07%	2.01%
Ratio of expense reimbursements to average net assets	0.00%		0.00%		(0.48)%	(0.48)%	0.00%
Ratio of net expenses to average net assets	1.58%		1.90%		1.53%	1.59%	2.01%
Ratio of net investment income (loss) to average net assets	(0.41)%		(0.29)%		(0.65)%	(0.79)%	(1.20)%
Portfolio turnover rate	252.68%		362.48%		313.46%	282.13%	232.20%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

(iii) Includes 0.32% related to dividend expense on short positions and interest expense for the period ended 10/31/2010.

(iv) Includes 0.29% related to dividend expense on short positions and interest expense for the period ended 10/31/2009.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund

	Class C					Class I
	Year ended 10/31/2010		Year ended 10/31/2009		From 9/24/2008 (commence- ment of operations) to 10/31/2008(i)	Year ended 10/31/2010		Year ended 10/31/2009		From 9/24/2008 (commence- ment of operations) to 10/31/2008(i)
Net asset value, beginning of period	$9.23		$7.07		$8.78	$9.32		$7.08		$8.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.12)		(0.12)		(0.01)	(0.03)		(0.07)		—
Net realized and unrealized gain (loss) on investments	2.07		2.28		(1.70)	2.10		2.31		(1.70)
Total from investment operations	1.95		2.16		(1.71)	2.07		2.24		(1.70)
Net asset value, end of period	$11.18		$9.23		$7.07	$11.39		$9.32		$7.08
Total return(iii)	21.0%		30.6%		(19.5)%	22.1%		31.8%		(19.4)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$47,351		$4,685		$90	$116,343		$63,719		$81
Ratio of gross expenses to average net assets	2.35	%(iv)	2.48	%(v)	2.27%	1.49	%(vi)	1.50	%(vii)	1.53%
Ratio of expense reimbursements to average net assets	0.00%		0.00%		(0.02)%	(0.02)%		(0.05)%		(0.28)%
Ratio of net expenses to average net assets	2.35%		2.48%		2.25%	1.47%		1.45%		1.25%
Ratio of net investment income (loss) to average net assets	(1.21)%		(1.35)%		(0.92)%	(0.31)%		(0.77)%		0.09%
Portfolio turnover rate	252.68%		362.48%		313.46%	252.68%		362.48%		313.46%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

(iv) Includes 0.31% related to dividend expense on short positions and interest expense for the period ended 10/31/10.

(v) Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/2009.

(vi) Includes 0.32% related to dividend expense on short positions and interest expense for the period ended 10/31/10.

(vii) Includes 0.20% related to dividend expense of short positions and interest expense for the period ended 10/31/2009.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Green Fund

	Class A(i)
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$5.24	$4.52	$7.90	$6.61	$6.17
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.01)	0.00	(0.01)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.80	0.72	(3.19)	2.09	1.13
Total from investment operations	0.79	0.72	(3.20)	2.06	1.10
Distributions from net realized gains	—	—	(0.18)	(0.77)	(0.66)
Net asset value, end of period	$6.03	$5.24	$4.52	$7.90	$6.61
Total return(iii)	15.1%	15.9%	(41.4)%	34.4%	19.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$37,545	$27,335	$22,307	$13,744	$2,446
Ratio of gross expenses to average net assets	1.44%	1.87%	1.49%	2.15%	7.04%
Ratio of expense reimbursements to average net assets	(0.19)%	(0.62)%	(0.24)%	(0.90)%	(5.79)%
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.21)%	(0.10)%	(0.21)%	(0.42)%	(0.53)%
Portfolio turnover rate	29.44%	79.75%	106.34%	131.66%	209.65%

See Notes to Financial Statements.

(i) Commenced operations January 12, 2007 after the reorganization of the Class I and R shares of the Alger Green Institutional Fund into the Class N shares of the Alger Green Fund. Class N shares were redesiginated as Class A shares on September 24, 2008. The Financial Highlights prior to January 11, 2007 is that of its predecessor fund, Alger Green Institutional Fund.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Green Fund

	Class C			Class I
	Year ended 10/31/2010	Year ended 10/31/2009	From 9/24/2008 (commence- ment of operations) to 10/31/2008(i)	Year ended 10/31/2010	Year ended 10/31/2009	From 9/24/2008 (commence- ment of operations) to 10/31/2008(i)
Net asset value, beginning of period	$5.20	$4.51	$5.65	$5.24	$4.52	$5.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.05)	—	(0.01)	(0.01)	—
Net realized and unrealized gain (loss) on investments	0.79	0.74	(1.14)	0.79	0.73	(1.13)
Total from investment operations	0.74	0.69	(1.14)	0.78	0.72	(1.13)
Net asset value, end of period	$5.94	$5.20	$4.51	$6.02	$5.24	$4.52
Total return(iii)	14.2%	15.3%	(20.2)%	14.9%	15.9%	(20.0)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,436	$1,041	$90	$13,461	$6,612	$80
Ratio of gross expenses to average net assets	2.26%	2.49%	2.17%	1.47%	1.63%	1.42%
Ratio of expense reimbursements to average net assets	(0.26)%	(0.49)%	(0.17)%	(0.22)%	(0.38)%	(0.17)%
Ratio of net expenses to average net assets	2.00%	2.00%	2.00%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.97)%	(1.05)%	(1.01)%	(0.22)%	(0.28)%	(0.26)%
Portfolio turnover rate	29.44%	79.75%	106.34%	29.44%	79.75%	106.34%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Analyst Fund

	Class A
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	From 3/30/2007 (commence- ment of operations) to 10/31/2007(i)
Net asset value, beginning of period	$8.02	$6.57	$12.07	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.04)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments	1.57	1.49	(4.93)	2.11
Total from investment operations	1.52	1.45	(4.99)	2.07
Distributions from net realized gains	—	—	(0.51)	—
Net asset value, end of period	$9.54	$8.02	$6.57	$12.07
Total return(iii)	19.0%	22.1%	(43.0)%	20.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,236	$1,722	$1,360	$2,675
Ratio of gross expenses to average net assets	5.68%	7.62%	3.04%	2.50%
Ratio of expense reimbursements to average net assets	(4.48)%	(6.42)%	(1.84)%	(1.30)%
Ratio of net expenses to average net assets	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(0.60)%	(0.53)%	(0.60)%	(0.66)%
Portfolio turnover rate	73.54%	144.99%	124.91%	67.44%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Analyst Fund

	Class C			Class I
	Year ended 10/31/2010	Year ended 10/31/2009	From 9/24/2008 (commence- ment of operations) to 10/31/2008(i)	Year ended 10/31/2010	Year ended 10/31/2009	From 9/24/2008 (commence- ment of operations) to 10/31/2008(i)
Net asset value, beginning of period	$7.95	$6.56	$8.55	$8.01	$6.56	$8.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.12)	(0.09)	(0.01)	(0.05)	(0.04)	—
Net realized and unrealized gain (loss) on investments	1.56	1.48	(1.98)	1.57	1.49	(1.99)
Total from investment operations	1.44	1.39	(1.99)	1.52	1.45	(1.99)
Net asset value, end of period	$9.39	$7.95	$6.56	$9.53	$8.01	$6.56
Total return(iii)	18.1%	21.2%	(23.3)%	19.0%	22.1%	(23.3)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$166	$126	$77	$183	$155	$77
Ratio of gross expenses to average net assets	6.54%	8.49%	6.60%	14.02%	7.75%	5.85%
Ratio of expense reimbursements to average net assets	(4.59)%	(6.54)%	(4.65)%	(12.82)%	(6.55)%	(4.65)%
Ratio of net expenses to average net assets	1.95%	1.95%	1.95%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(1.35)%	(1.29)%	(1.31)%	(0.60)%	(0.56)%	(0.56)%
Portfolio turnover rate	73.54%	144.99%	124.91%	73.54%	144.99%	124.91%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger International Opportunities Fund

	Class A
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	From 2/28/2007 (commence- ment of operations) to 10/31/2007(i)
Net asset value, beginning of period	$7.72	$6.39	$13.56	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.02	0.03	0.04	0.05
Net realized and unrealized gain (loss) on investments	0.64	1.39	(7.09)	3.51
Total from investment operations	0.66	1.42	(7.05)	3.56
Dividends from net investment income	—	(0.04)	(0.02)	—
Distributions from net realized gains	—	—	(0.10)	—
Return of capital	—	(0.05)	—	—
Net asset value, end of period	$8.38	$7.72	$6.39	$13.56
Total return(iii)	8.7%	22.5%	(52.4)%	35.6%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,023	$1,883	$1,902	$3,633
Ratio of gross expenses to average net assets	7.20%	9.14%	4.67%	4.12%
Ratio of expense reimbursements to average net assets	(5.55)%	(7.49)%	(3.02)%	(2.47)%
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income (loss) to average net assets	0.21%	0.44%	0.35%	0.64%
Portfolio turnover rate	47.02%	63.24%	72.00%	40.19%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger International Opportunities Fund

	Class C			Class I
	Year ended 10/31/2010	Year ended 10/31/2009	From 9/24/2008 (commencement of operations) to 10/31/2008(i)	Year ended 10/31/2010	Year ended 10/31/2009	From 9/24/2008 (commencement of operations) to 10/31/2008(i)
Net asset value, beginning of period	$7.62	$6.37	$8.87	$7.69	$6.37	$8.87
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.04)	(0.02)	—	0.04	0.03	—
Net realized and unrealized gain (loss) on investments	0.63	1.37	(2.50)	0.64	1.40	(2.50)
Total from investment operations	0.59	1.35	(2.50)	0.68	1.43	(2.50)
Dividends from net investment income	—	(0.04)	—	—	(0.04)	—
Return of capital	—	(0.06)	—	—	(0.07)	—
Net asset value, end of period	$8.21	$7.62	$6.37	$8.37	$7.69	$6.37
Total return(iii)	7.7%	21.6%	(28.2)%	8.8%	22.9%	(28.2)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$137	$104	$72	$622	$500	$72
Ratio of gross expenses to average net assets	8.07%	9.79%	6.66%	9.32%	7.61%	5.91%
Ratio of expense reimbursements to average net assets	(5.67)%	(7.39)%	(4.26)%	(7.92)%	(6.21)%	(4.51)%
Ratio of net expenses to average net assets	2.40%	2.40%	2.40%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets	(0.57)%	(0.36)%	(0.65)%	0.47%	0.37%	(0.35)%
Portfolio turnover rate	47.02%	63.24%	72.00%	47.02%	63.24%	72.00%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Dynamic Opportunities Fund

	Class A
	From 11/2/2009 (commencement of operations) to 10/31/2010(i)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.19)
Net realized and unrealized gain (loss) on investments	0.74
Total from investment operations	0.55
Net asset value, end of period	$10.55
Total return(iii)	5.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$14,527
Ratio of gross expenses to average net assets	3.15	%(iv)
Ratio of expense reimbursements to average net assets	(0.78)%
Ratio of net expenses to average net assets	2.37%
Ratio of net investment income (loss) to average net assets	(1.86)%
Portfolio turnover rate	438.65%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

(iv) Includes 0.45% related to dividend expense on short positions and interest expense for the period ended 10/31/2010.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Funds II (the “Trust”) is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in five funds—Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger International Opportunities Fund and Alger Dynamic Opportunities Fund (collectively, the “Funds” or individually, each a “Fund”) (formerly Spectra Fund, Spectra Green Fund, Spectra Alchemy Fund and Spectra International Opportunities Fund. The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers Class A shares, Class C shares, and Class I shares except for Alger Dynamic Opportunities Fund which only offers Class A shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the cost of its plan of distribution and transfer agency services.

NOTE 2 — Summary of Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments of the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, a broker quote in an inactive market, an exchange listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Inputs for Level 3 include derived prices from unobservable market information which can include cash flows and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. denominated dollars and short-term securities maturing in sixty days or less.  Such short-term securities are valued at amortized cost which approximates market value.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

 (c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

 (e) Short Sales: Securities sold short represent an obligation to deliver the securities at a future date.  A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date.  When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale).  As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

(f) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds may also purchase put and call options. Purchasing put and call options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Funds’ Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

 (g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  Based upon their review of tax positions for the Funds’ open tax years of 2007-2010 in these jurisdictions, the Funds have determined that ASC 740 did not have a material impact on the Funds’ financial statements for the year ended October 31, 2010.

(i) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Fund, pursuant to the provisions of its Investment Advisory Agreement and its Administration Agreement with Fred Alger Management, Inc. (Alger Management), are payable monthly and computed based on the value of the average daily net assets of each Fund, at the following rates:

	Advisory Fee	Administration Fee
Alger Spectra Fund	0.90%	.0275%
Alger Green Fund	0.71	.0275
Alger Analyst Fund	0.85	.0275
Alger International Opportunities Fund	1.00	.0275
Alger Dynamic Opportunities Fund	1.20	.0275

Alger Management has established an expense cap for several share classes, effective through February 28, 2011, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	Class			Fees Waived / Reimbursed for the Year Ended
	A	C	I	October 31, 2010
Alger Spectra Fund*	N/A	N/A	N/A	$12,783
Alger Green Fund	1.25%	2.00%	1.25%	93,486
Alger Analyst Fund	1.20	1.95	1.20	116,773
Alger International Opportunities Fund	1.65	2.40	1.40	160,556
Alger Dynamic Opportunities Fund**	2.00	N/A	N/A	87,928

* From 11/1/09 to 2/28/10, the Fund had an expense cap of 2.25% and 1.25% for Class C and I shares respectively (excluding interest, dividends on short sales, taxes, brokerage and extraordinary expenses).

** From 11/1/09 to 2/28/10, the Fund had an expense cap of 2.25% (excluding interest, dividends on short sales, taxes, brokerage and extraordinary expenses).  Effective 3/1/10, the expense cap has been reduced to 2.00%.

(b) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management on a per account basis for its liaison and administrative oversight of Boston Financial Data Services, Inc. (“BFDS”) the transfer agent, and other related services. Effective June 1, 2010 the Funds compensate Alger Management at the annual rate of 0.0165% of their

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

respective average daily net assets for the Class A and C shares and 0.01% of the daily net assets of the Class I shares for these services.  From November 1, 2009 through October 31, 2010, Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger International Opportunities and Alger Dynamic Opportunities Fund incurred fees of $79,928, $8,610, $232, $365 and $1,374, respectively, for these services provided by Alger Management, which are included in the transfer agent fees and expenses in the Statement of Operations.

Alger Management makes payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.  Fees paid by Alger Management to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees.  For the year ended October 31, 2010, Alger Management charged back to Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger International Opportunities Fund and Alger Dynamic Opportunities Fund $19,895, $3,144, $8, $85 and $0 respectively, for these services, which are included in the transfer agent fees and expenses in the Statement of Operations.

(c) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust.  For the year ended October 31, 2010, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Fred Alger & Company, Incorporated the distributor (the “Distributor” or “Alger Inc.”), were as follows:

	Initial Sales Charges	Contingent Deferred Sales Charges
Alger Spectra Fund	$5,072	$9,171
Alger Green Fund	862	1,281
Alger Analyst Fund	712	—
Alger International Opportunities Fund	—	—
Alger Dynamic Opportunities Fund	150	—

(d) Brokerage Commissions: During the year ended October 31, 2010, Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger International Opportunities Fund and Alger Dynamic Opportunities Fund paid Alger Inc., an affiliate of Alger Management, $1,501,729, $18,579, $1,870, $4 and 4,050 respectively, in connection with securities transactions.

(e) Trustees’ Fees: From November 1, 2009 through February 8, 2010 the Fund paid each trustee who is not affiliated with Alger Management or its affiliates $500 for each meeting attended, to a maximum of $2,000 per annum, plus travel expenses incurred for attending the meeting. The chairman of the Board of Trustees received an additional annual fee of $10,000 paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee received an additional $50 for each audit committee meeting attended, to a maximum of $200 per annum.

Effective February 9, 2010 the Fund pays each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

annum. The Chairman of the Board of Trustees receives an additional annual fee of $15,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee receives an additional $75 from each Fund for each audit committee meeting attended, to a maximum of $300 per annum.

(f) Distribution/Shareholder Servicing Fees: The Funds have adopted a distribution plan pursuant to which each share class of each Fund pays Alger Inc. a fee at the annual rate listed below of the respective average daily net assets of the share class of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the share class and shareholder servicing. Fees charged may be more or less than the expenses incurred by Alger Inc.

Fee
Share Class	Rate
A	0.25%
C	1.00
I	0.25

(g) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds, and each fund may borrow in an amount up to 10% of its net assets from other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding during the year ended October 31, 2010.

During the year ended October 31, 2010, Alger Spectra Fund earned interfund loan interest income of $451.

(h) Other Transactions with Affiliates: Certain officers of the Trust are directors and officers of Alger Management and Alger Inc.  At October 31, 2010, Alger Management and its affiliates owned the following shares:

	Share Class
	A	C	I
Alger Spectra Fund	1,197,006	11,390	11,390
Alger Green Fund	438,941	17,699	17,699
Alger Analyst Fund	200,290	11,696	11,696
Alger International Opportunities Fund	182,126	11,461	11,480
Alger Dynamic Opportunities Fund	623,255	N/A	N/A

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than short-term securities, for the year ended October 31, 2010:

	PURCHASES	SALES
Alger Spectra Fund	$1,444,319,247	$1,201,350,476
Alger Green Fund	24,949,610	12,617,319
Alger Analyst Fund	1,504,718	1,482,180
Alger International Opportunities Fund	1,199,606	1,136,336
Alger Dynamic Opportunities Fund	31,505,317	21,509,175

Written call and put options activity for the year ended October 31, 2010, was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Dynamic Opportunities Fund
Call Options outstanding at October 31, 2009	—	$—
Call Options written	110	39,818
Call Options closed	100	36,198
Call Options expired	—	—
Call Options exercised	—	—
Call Options outstanding at October 31, 2010	10	$3,620

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Dynamic Opportunities Fund
Put Options outstanding at October 31, 2009	—	$—
Put Options written	120	53,787
Put Options closed	110	49,167
Put Options expired	—	—
Put Options exercised	—	—
Put Options outstanding at October 31, 2010	10	$4,620

NOTE 5 — Borrowings:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Inter-Bank Offer Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3 (g).  For the year ended October 31, 2010, the Funds had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Spectra Fund	$3,445	2.23%

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

The highest amount borrowed during the six months ended April 30, 2010, for each Fund was as follows:

Highest Borrowing
Alger Spectra Fund	$689,935

NOTE 6 — Share Capital:

(a)  The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into five series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2010		FOR THE YEAR ENDED OCTOBER 31, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	25,833,980	$271,840,532	11,051,128	$93,100,552
Shares redeemed	(12,853,111)	(131,162,233)	(4,938,361)	(36,464,848)
Net increase	12,980,869	$140,678,299	6,112,767	$56,635,704
Class C:
Shares sold	3,907,921	$40,781,300	500,468	$4,508,798
Shares redeemed	(178,613)	(1,827,110)	(5,414)	(48,578)
Net increase	3,729,308	$38,954,190	495,054	$4,460,220
Class I:
Shares sold	4,414,404	$47,157,775	6,852,971	$62,988,664
Shares redeemed	(1,032,258)	(10,681,389)	(28,390)	(258,154)
Net increase	3,382,146	$36,476,386	6,824,581	$62,730,510

Alger Green Fund
Class A:
Shares sold	2,505,937	$14,445,528	2,483,463	$11,221,664
Shares redeemed	(1,493,275)	(8,541,692)	(2,205,457)	(9,622,077)
Net increase	1,012,662	$5,903,836	278,006	$1,599,587
Class C:
Shares sold	251,608	$1,418,764	184,581	$908,705
Shares redeemed	(41,521)	(234,519)	(4,112)	(19,518)
Net increase	210,087	$1,184,245	180,469	$889,187
Class I:
Shares sold	1,483,747	$8,496,680	1,394,748	$6,506,264
Shares redeemed	(511,099)	(2,849,792)	(149,392)	(704,083)
Net increase	972,648	$5,646,888	1,245,356	$5,802,181

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2010		FOR THE YEAR ENDED OCTOBER 31, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Analyst Fund
Class A:
Shares sold	25,949	$226,361	17,078	$127,140
Shares redeemed	(6,224)	(57,044)	(9,494)	(72,061)
Net increase	19,725	$169,317	7,584	$55,079
Class C:
Shares sold	4,457	$38,989	6,363	$43,618
Shares redeemed	(2,617)	(23,510)	(2,210)	(15,010)
Net increase	1,840	$15,479	4,153	$28,608
Class I:
Shares sold	5,785	$52,944	7,694	$59,883
Shares redeemed	(5,994)	(52,841)	0	(1)
Net increase (decrease)	(209)	$103	7,694	$59,882

Alger International Opportunities Fund
Class A:
Shares sold	16,876	$135,319	40,338	$254,379
Dividends reinvested	—	—	3,666	22,215
Shares redeemed	(19,407)	(151,955)	(97,703)	(667,833)
Net decrease	(2,531)	$(16,636)	(53,699)	$(391,239)
Class C:
Shares sold	4,642	$37,018	2,805	$18,598
Dividends reinvested	—	—	199	1,196
Shares redeemed	(1,595)	(12,213)	(660)	(5,126)
Net increase	3,047	$24,805	2,344	$14,668
Class I:
Shares sold	22,478	$177,834	65,340	$478,328
Dividends reinvested	—	—	206	1,240
Shares redeemed	(13,123)	(103,597)	(11,865)	(92,959)
Net increase	9,355	$74,237	53,681	$386,609

Alger Dynamic Opportunities Fund
Class A:
Shares sold	1,838,021	$18,981,601	—	$—
Shares redeemed	(461,112)	(4,707,757)	—	—
Net increase	1,376,909	$14,273,844	—	$—

During the year ended October 31, 2009, shares sold for the Alger Spectra Fund included a subscription-in-kind of 54,355 Class I shares valued at $57,789,822.

(b) Redemption Fee: The Funds may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) within 30 days after such shares were acquired. The fees retained by the Funds are included as paid-in capital on the Statement of Assets and Liabilities and were as follows:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED October 31, 2010	FOR THE YEAR ENDED OCTOBER 31, 2009
Alger Spectra Fund	$29,243	$1,204
Alger Green Fund	1,500	1,250
Alger Analyst Fund	—	—
Alger International Opportunities Fund	19	—
Alger Dynamic Opportunities Fund	1,364	—

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the years ended October 31, 2010 and the year ended October 31, 2009 was as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2010	FOR THE YEAR ENDED OCTOBER 31, 2009
Alger Spectra Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger Green Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger Analyst Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger International Opportunities Fund
Distributions paid from:
Ordinary Income	—	$11,633
Long-term capital gain	—	—
Return of capital	—	17,535
Total distributions paid	—	$29,168

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2010	FOR THE YEAR ENDED OCTOBER 31, 2009
Alger Dynamic Opportunities Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

As of October 31, 2010, the components of accumulated gains and losses on a tax basis were as follows:

Alger Spectra Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	$(32,693,975)
Net unrealized appreciation	26,985,499
Total accumulated losses	$(5,708,476)

Alger Green Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(7,264,003)
Net unrealized appreciation	5,749,461
Total accumulated losses	$(1,514,542)

Alger Analyst Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(417,303)
Net unrealized appreciation	366,050
Total accumulated losses	$(51,253)

Alger International Opportunities Fund
Undistributed ordinary income	22,404
Undistributed long-term gains	—
Net accumulated earnings	22,404
Capital loss carryforwards	(810,799)
Net unrealized appreciation	53,165
Total accumulated losses	$(735,230)

Alger Dynamic Opportunities Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	—
Net unrealized appreciation	328,077
Total accumulated gains	$328,077

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

At October 31, 2010, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Expiration Dates	Alger Spectra Fund	Alger Green Fund	Alger Analyst Fund	Alger International Opportunities Fund
2016	$31,478,777	$2,221,606	$26,250	$8,476
2017	1,215,198	5,042,397	391,053	802,323
Total	32,693,975	7,264,003	417,303	810,799

Expiration Dates	Alger Dynamic Opportunities Fund
Total	—

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of premium/discount on debt securities, the tax treatment of partnerships investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from Real Estate Investment Trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Portfolios, resulted in the following reclassifications among the Portfolio’s components of net assets at October 31, 2010:

Alger Spectra Fund
Accumulated Undistributed Net Investment Income	$3,093,667
Accumulated Net Realized Gain	$50,213,842
Paid-in Capital	$(53,307,509)

Alger Green Fund
Accumulated Undistributed Net Investment Income	$115,107
Accumulated Net Realized Gain	$8,769
Paid-in Capital	$(123,876)

Alger Analyst Fund
Accumulated Undistributed Net Investment Income	$15,162
Accumulated Net Realized Gain	$1,037
Paid-in Capital	$(16,199)

Alger International Opportunities Fund
Accumulated Undistributed Net Investment Income	$7,746
Accumulated Net Realized Loss	$(7,746)
Paid-in Capital	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Dynamic Opportunities Fund
Accumulated Undistributed Net Investment Income	$226,027
Accumulated Net Realized Loss	$(151,583)
Paid-in Capital	$(74,444)

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments.  The following is a summary of the inputs used as of October 31, 2010 in valuing the Funds’ investments and securities sold short carried at fair value:

Alger Spectra Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$94,664,222	$94,664,222	—	—
Consumer Staples	31,835,936	31,835,936	—	—
Energy	76,560,147	70,344,811	6,215,336	—
Exchange Traded Funds	8,182,562	8,182,562	—	—
Financials	37,088,402	37,088,402	—	—
Health Care	70,299,519	70,299,519	—	—
Industrials	101,080,229	101,080,229	—	—
Information Technology	235,960,832	235,960,832	—	—
Materials	31,626,247	31,626,247	—	—
TOTAL COMMON STOCKS	$687,298,096	$681,082,760	$6,215,336	—
CONVERTIBLE CORPORATE BONDS
Consumer Discretionary	$1,781,250	—	$1,781,250	—
PREFERRED STOCKS
Financials	$5,381,724	$5,381,724	—	—
TOTAL INVESTMENTS IN SECURITIES	$694,461,070	$686,464,484	$7,996,586	—
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	$16,367,930	$16,367,930	—	—
Consumer Staples	1,403,878	1,403,878	—	—
Energy	5,238,972	5,238,972	—	—
Financials	6,629,862	6,629,862	—	—
Health Care	4,261,227	4,261,227	—	—
Industrials	4,420,359	4,420,359	—	—
Information Technology	15,263,261	15,263,261	—	—
Telecommunication Services	2,442,744	2,442,744	—	—
TOTAL SECURITIES SOLD SHORT	$56,028,233	$56,028,233	—	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Green Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$9,003,105	$9,003,105	—	—
Consumer Staples	3,397,276	3,397,276	—	—
Energy	1,474,633	1,474,633	—	—
Financials	1,808,354	1,808,354	—	—
Health Care	4,064,178	4,064,178	—	—
Industrials	9,696,513	9,696,513	—	—
Information Technology	17,174,065	17,174,065	—	—
Materials	2,533,892	2,533,892	—	—
Utilities	1,143,336	1,143,336	—	—
TOTAL COMMON STOCKS	$50,295,352	$50,295,352	—	—
CONVERTIBLE CORPORATE BONDS
Industrials	$124,988	—	$124,988	—
TOTAL INVESTMENTS IN SECURITIES	$50,420,340	$50,295,352	$124,988	—

Alger Analyst Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$411,188	$411,188	—	—
Consumer Staples	88,487	88,487	—	—
Energy	114,359	114,359	—	—
Financials	116,161	116,161	—	—
Health Care	625,317	625,317	—	—
Industrials	185,026	185,026	—	—
Information Technology	524,508	524,508	—	—
Materials	80,029	80,029	—	—
Telecommunication Services	38,949	38,949	—	—
TOTAL COMMON STOCKS	$2,184,024	$2,184,024	—	—
TOTAL INVESTMENTS IN SECURITIES	$2,184,024	$2,184,024	—	—

Alger International Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$205,694	$205,694	—	—
Consumer Staples	315,027	315,027	—	—
Energy	195,237	195,237	—	—
Financials	306,111	306,111	—	—
Health Care	561,273	561,273	—	—
Industrials	229,019	229,019	—	—
Information Technology	388,352	388,352	—	—
Materials	169,042	169,042	—	—
Telecommunication Services	129,131	129,131	—	—
Utilities	73,850	73,850	—	—
TOTAL COMMON STOCKS	$2,572,736	$2,572,736	—	—
CONVERTIBLE PREFERRED STOCK
Materials	$18,700	—	$18,700	—
TOTAL INVESTMENTS IN SECURITIES	$2,591,436	$2,572,736	$18,700	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Dynamic Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$2,133,234	$2,133,234	—	—
Energy	915,814	915,814	—	—
Financials	526,410	526,410	—	—
Health Care	1,094,886	1,094,886	—	—
Industrials	1,479,417	1,479,417	—	—
Information Technology	3,395,011	3,395,011	—	—
Materials	605,426	605,426	—	—
TOTAL COMMON STOCKS	$10,150,198	$10,150,198	—	—
CONVERTIBLE PREFERRED STOCK
Health Care	$113,001	—	—	$113,001
MANDATORY CONVERTIBLE PREFERRED STOCK
Energy	$96,088	$96,088	—	—
PREFERRED STOCKS
Financials	$140,070	$140,070	—	—
PURCHASED OPTIONS
Materials	$5,850	$5,850	—	—
TOTAL INVESTMENTS IN SECURITIES	$10,505,207	$10,392,206	—	$113,001
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	$671,194	$671,194	—	—
Consumer Staples	$356,645	$356,645	—	—
Energy	409,582	409,582	—	—
Exchange Traded Funds	209,205	209,205	—	—
Financials	420,950	420,950	—	—
Health Care	378,981	378,981	—	—
Industrials	268,454	268,454	—	—
Information Technology	1,004,383	1,004,383	—	—
Materials	138,426	138,426	—	—
OPTIONS WRITTEN
Materials	$6,270	$6,270	—	—
TOTAL SECURITIES SOLD SHORT	$3,864,090	$3,864,090	—	—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Dynamic Opportunities Fund	Trading Securities
Opening balance at November 2, 2009	$—
Net realized and unrealized gain (loss) on investments, foreign currency and options
Purchases, issuances, and settlements	113,001
Transfers in and/ or out of level 3
Closing balance at October 31, 2010	113,001
The amount of net realized and unrealized gain (loss) on investments, foreign currency and options for the period attributable to change in unrealized appreciation (depreciation) relating to investments still held at October 31, 2010	$—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices. The Funds purchase call options to increase their exposure to stock market risk and also provide diversification of risk.  The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time.  The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolio.  The cash flows may be an important source of the Funds’ return, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.  The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.  During the year ended October 31, 2010, written equity and index put options were used in accordance with this objective.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

The fair values of derivative instruments as of October 31, 2010 are as follows:

Alger Dynamic Opportunities Fund

	ASSET DERIVATIVES 2010		LIABILITY DERIVATIVES 2010
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in securities, at value	$5,850	—	—
Written Put Options	—	—	Written options outstanding, at value	$2,720
Written Call Options	—	—	Written options outstanding, at value	$3,550
Total		$5,850		$6,270

For the year ended October 31, 2010, Alger Dynamic Opportunities Fund had option purchases of $178,061 and option sales of $168,806.  The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2010 is as follows:

Net realized gain on investments and options

Alger Dynamic Opportunities Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Put Options	$(13,414)
Written Put Options	$983
Total	$(12,431)

Net change in unrealized appreciation (depreciation) on investments, options

Alger Dynamic Opportunities Fund

Derivatives not accounted for as hedging instruments under Statement 133	Options
Purchased Options	$(1,980)
Written Options	$1,970
Total	$(10)

NOTE 10 — Litigation:

In October 2006, Alger Management, the Distributor and Alger Shareholder Services, Inc. entered into a settlement with the office of the New York State Attorney General, and in January 2007, the Manager and Distributor entered into a settlement with the Securities and Exchange Commission (the “SEC”) in connection with practices in the mutual fund industry identified as “market timing” and “late trading.” As part of these settlements, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

including a reduction in management fees of $1 million per year for five years. The $40 million was paid into an SEC Fair Fund for distribution to investors.

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the “Alger Mutual Funds”), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings under the caption number 1:04-MD-15863 (JFM). After a number of the claims in the Alger lawsuits, including all claims against Alger Mutual Funds and their independent trustees, were dismissed by the court, the Alger-related class and derivative suits were settled.  A Final Judgment and Order approving the settlement was entered on October 25, 2010. No appeals from the Final Judgment and Order were filed within the allotted time limit. The settlement was paid by insurance, and had no financial impact on the Alger Mutual Funds.

NOTE 11 — Recent Accounting Pronouncements:

On January 21, 2010, the FASB issued Accounting Standards Update (ASU) 2010-06.  The ASU amends ASC 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements.  It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value.  The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009.  The implications of ASU 2010-06 is not expected to have a material impact on the financial statements of the Funds.

NOTE 12 — Subsequent Events:

Management of the Fund has evaluated events that have occurred subsequent to October 31, 2010.  No such events have been identified which require recognition and disclosure other than the following:

On December 14, 2010, the Board of Trustees approved the liquidation of the Alger International Opportunities Fund effective January 21, 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Alger Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Funds II, comprising the Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger International Opportunities Fund, and Alger Dynamic Opportunities Fund (the “Funds”) as of October 31, 2010, and the related statements of operations for the year then ended (for the period November 2, 2009 (commencement of operations) to October 31, 2010 for the Alger Dynamic Opportunities Fund), changes in net assets for each of the two years in the period then ended (the period November 2, 2009 (commencement of operations) to October 31, 2010 for the Alger Dynamic Opportunities Fund), the statements of cash flows for the year then ended for Alger Spectra Fund and the period November 2, 2009 (commencement of operations) to October 31, 2010 for the Alger Dynamic Opportunities Fund, and the financial highlights for each of the two years in the period then ended (the period November 2, 2009 (commencement of operations) to October 31, 2010 for the Alger Dynamic Opportunities Fund).  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the respective periods ended October 31, 2008 were audited by other auditors, whose reports dated December 16, 2008, expressed unqualified opinions on such statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Alger Funds II as of October 31, 2010, the results of their operations for the year then ended (for the period then ended for the Alger Dynamic Opportunities Fund), changes in net assets for each of the two years in the period then ended (the period then ended for the Alger Dynamic Opportunities Fund), the cash flows for the year then ended for the Alger Spectra Fund and the period then ended for the Alger Dynamic Opportunities Fund, and the financial highlights for each of the two years in the period then ended (the period then ended for the Alger Dynamic Opportunities Fund) in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

December 27, 2010

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2010 and ending October 31, 2010.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During the Six Months Ended October 31, 2010(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended October 31, 2010(b)
Alger Spectra Fund
Class A	Actual	$1,000.00	$1,027.20	$8.88	1.74%
	Hypothetical(c)	1,000.00	1,016.45	8.83	1.74
Class C	Actual	1,000.00	1,022.89	12.83	2.52
	Hypothetical(c)	1,000.00	1,012.52	12.77	2.52
Class I	Actual	1,000.00	1,027.08	8.33	1.63
	Hypothetical(c)	1,000.00	1,016.99	8.28	1.63

Alger Green Fund
Class A	Actual	$1,000.00	$990.15	$6.27	1.25%
	Hypothetical(c)	1,000.00	1,018.91	6.36	1.25
Class C	Actual	1,000.00	986.71	10.02	2.00
	Hypothetical(c)	1,000.00	1,015.12	10.17	2.00
Class I	Actual	1,000.00	990.13	6.27	1.25
	Hypothetical(c)	1,000.00	1,018.90	6.36	1.25

Alger Analyst Fund
Class A	Actual	$1,000.00	$993.75	$6.04	1.20%
	Hypothetical(c)	1,000.00	1,019.15	6.12	1.20
Class C	Actual	1,000.00	990.51	9.79	1.95
	Hypothetical(c)	1,000.00	1,015.37	9.91	1.95
Class I	Actual	1,000.00	993.74	6.04	1.20
	Hypothetical(c)	1,000.00	1,019.15	6.11	1.20

Alger International Opportunities Fund
Class A	Actual	$1,000.00	$1,030.75	$8.45	1.65%
	Hypothetical(c)	1,000.00	1,016.89	8.39	1.65
Class C	Actual	1,000.00	1,026.25	12.26	2.40
	Hypothetical(c)	1,000.00	1,013.11	12.18	2.40
Class I	Actual	1,000.00	1,030.79	7.17	1.40
	Hypothetical(c)	1,000.00	1,018.14	7.13	1.40

Alger Dynamic Opportunities Fund
Class A	Actual	$1,000.00	$1,000.00	$12.68	2.52%
	Hypothetical(c)	1,000.00	1,012.52	12.76	2.52

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Tax Information

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2010, 0% of the Alger International Opportunities Fund’s ordinary dividend qualified for the dividends received deduction for corporations.

Shareholders should not use the above information to prepare their tax returns.  Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2010.  Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2011.  Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below.  In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Portfolios, Alger Institutional Funds, and Alger China-U.S. Growth, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).  Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (49)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	27

NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (57)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	27

Roger P. Cheever (65)	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	27

Lester L. Colbert Jr. (76)	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	27

Stephen E. O’Neil (78)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1993	27

David Rosenberg (48)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27

Nathan E. Saint-Amand M.D. (73)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1993	27

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS

Dan C. Chung (48) President	Chief Investment Officer and Director since 2001, and Chief Executive Officer since 2006, of Alger Management; President since 2003 of Alger Associates, Inc. (“Associates”); President and Director since 2003 of Fred Alger International Advisory S.A. (“International”); President since 2003 and Director since 2003 of Analysts Resources, Inc. (“Resources”); Formerly Trustee of the Trust from 2001 to 2007.	2001	N/A

Michael D. Martins (45) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004.	2005	N/A

Hal Liebes (46) Secretary	Executive Vice President, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management; Director since 2006 of International and Resources.	2005	N/A

Lisa A. Moss (45) Assistant Secretary	Senior Vice President since 2009, and Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly Director of Merrill Lynch Investment Managers, L.P. from 2005-2006.	2006	N/A

Anthony S. Caputo (55) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A

Sergio M. Pavone (49) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A

Barry J. Mullen (57) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since May 2006. Formerly Director of BlackRock, Inc. from 2004-2006.	2006	N/A

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management.  No Trustee is a director of any public company except as indicated under “Principal Occupations”.

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal

At an in-person meeting held on September 14, 2010, the Trustees of The Alger Funds II (the “Trust”), including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Fred Alger

Management, Inc. (“Alger Management”). The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of each of the Trust’s portfolios (each a “Fund”), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Funds and Alger Management’s services by FUSE Research Network LLC (“FUSE”), an independent consulting firm having no other relationship with Alger Management, whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the 1940 Act. At the meeting, senior FUSE personnel provided a presentation to the Trustees based on the FUSE materials.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

Nature, Extent and Quality of Services.  In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting.  They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Funds.  They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Trust’s affairs are provided under the separate Administration Agreement with Alger Management. The Trustees reviewed the background and experience of Alger Management’s senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources, operational structures and practices of Alger Management in managing each Fund’s portfolio, as well as Alger Management’s overall investment management business.  They noted especially Alger Management’s established expertise in managing portfolios of “growth” stocks and that, according to an analysis provided by FUSE, the characteristics of each Fund had been consistent with those of a fund that holds itself out to investors as growth-oriented. The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Funds are considerable.  The Trustees considered the level and depth of Alger Management’s ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc.  The Trustees also considered the enhanced control and compliance environment at Alger Management and within the Trust.

Investment Performance of the Funds. Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the

Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Fund’s returns for the year-to-date (at 6/30/10), second-quarter, and 1-, 3-, 5-, and 10-year periods to the extent available (and its year-by-year returns), together with supplemental data through 8/31/10, and compared them with benchmark and peer-group data for the same periods. They noted that Spectra Fund outperformed its benchmark and placed above the median for its peer group in the 1-, 3-, and 5-year periods ending 6/30/10 despite falling short of its benchmark and peer median in the year 2010 to date, that Green Fund generally surpassed the median for its peers while usually falling short of its benchmark, that in all recorded periods through 6/30/10 Analyst Fund equaled or surpassed the median for its peers and usually surpassed its benchmark as well, and that International Opportunities Fund generally performed near or over its benchmark for those periods while falling short of its peer median. They noted that Dynamic Opportunities Fund had been in operation for too short a period for meaningful performance data to be available.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.  The Trustees considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability.  The Trustees reviewed previously-provided data on each Fund’s profitability to Alger Management and its affiliates for the year ended June 30, 2010.  In addition, the Trustees reviewed each Fund’s management fee and expense ratio and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that the fee and expense ratio for Spectra Fund were significantly higher than most of the fees and expense ratios in the FUSE reference group, although the Trustees noted that the Fund’s expense ratio (as in the case of the Dynamic Opportunities Fund) included extra expenses incurred in connection with the Fund’s short-selling activities. The expense ratios for the other Funds and their fees were also above the respective medians, except that Green Fund’s fee and expense ratios (except for the Class I expense ratio), Analyst Fund’s expense ratios (except for the Class I ratio) and Dynamic Opportunities’ fee were below the applicable medians. The Trustees determined that this information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided.  The Trustees also considered fees paid to Alger Management by other types of clients, specifically mutual funds for which Alger Management was sub-adviser and Alger Management’s institutional clients. The Trustees determined that in both cases the fees were of doubtful relevance for purposes of comparison with those of the Funds because of the significant differences in services provided by Alger Management to those types of clients as opposed to the Funds, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. After discussing with representatives of Alger Management and FUSE the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management’s and its affiliates’ relationships with the Funds had been profitable to either or both of those entities, the profit margin in each case was not unacceptable.

Economies of Scale.  On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of the Funds at some point as each grows in size, but that adoption of breakpoints in one or more advisory fees, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them.  Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

Other Benefits to Alger Management.  The Trustees considered whether Alger Management benefits in other ways from its relationship with the Trust.  They noted that Alger Management maintains soft-dollar arrangements in connection with the Funds’ brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing soft-dollar commissions by Fund for the twelve months through June 30, 2010, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Inc. provides a substantial portion of the Funds’ equity brokerage and receives shareholder servicing fees from the Funds as well.  The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds.  As to other benefits received, the Trustees decided that none were so significant as to render Alger Management’s fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Trust’s Investment Advisory Agreement.  Based on its discussions and considerations as described above, the Board made the following conclusions and determinations, as to each Fund:

•                  The Board concluded that the nature, extent and quality of the services provided by Alger Management are adequate and appropriate.

•                  The Board determined that the Funds’ overall performance was acceptable.

•                  The Board concluded that each advisory fee paid to Alger Management was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management from the relationship with the applicable Fund.

•                  The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Funds’ assets but that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the applicable Fund.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Privacy Policy

Your Privacy Is Our Priority

At Fred Alger & Company, Incorporated (“Alger Inc.”) we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information (“personal information”) entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

Our Privacy Policy

We believe you should know about Alger’s Privacy Policy and how we collect and protect your personal information. This Privacy Policy (“Policy”) describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliate, Fred Alger Management, Inc., as well as the following funds:  The Alger Funds, The Alger Institutional Funds, The Alger Portfolios, Alger China-U.S. Growth Fund and The Alger Funds II. We are proud of our Policy and hope you will take a moment to read about it.

Information We Collect

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

•                  Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

•                  Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

•                  Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

Sharing of Personal Information

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

•                  To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

•                  To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

•                  To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.

Our Security Practices

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger’s Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Funds’ most recent month end portfolio holdings are available approximately sixty days after month end on the Funds’ website at www.alger.com. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available online on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3863.

THE ALGER FUNDS II

111 Fifth Avenue

New York, NY 10003

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

111 Fifth Avenue

New York, NY 10003

Distributor

Fred Alger & Company, Incorporated

111 Fifth Avenue

New York, NY 10003

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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AFIIAR

ITEM 2.  CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c)  The Registrant has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto whereby the code further clarifies instances when exceptions may be granted by the Chief Compliance Officer or the General Counsel.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2010	$106,500
October 31, 2009	$106,500

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2010	$23,766
October 31, 2009	$18,250

d) All Other Fees:

October 31, 2010	$6,000
October 31, 2009	$6,000

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee. Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2010	$189,420 and €73,916
October 31, 2009	$145,700

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: December 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: December 16, 2010

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 16, 2010